UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Groupon, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2014 PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Groupon, Inc. will be held at 10:00 a.m. Central Time on May 20, 2014 at

DANA HOTEL

660 North State Street

Chicago, IL 60654

Dear Stockholder:

I am pleased to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Groupon, Inc. (the “Company” or “Groupon”), which will be held at Dana Hotel, 660 North State Street, Chicago IL 60654 on May 20, 2014 at 10:00 a.m. Central Time. Doors will open at 9:30 a.m. Central Time.

The attached Notice of Annual Meeting of Stockholders and proxy statement contain details of the business to be conducted at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your interest in Groupon.

Sincerely,

Ted Leonsis

Chairman of the Board

GROUPON, INC.

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

Time and Date	May 20, 2014 at 10:00 a.m. Central Time

Place	Dana Hotel, 660 North State Street, Chicago IL 60654

Items of Business	To elect seven directors from the nominees described in this proxy statement.

To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2014.

To approve, on an advisory basis, the compensation of our Named Executive Officers (as hereinafter defined), as disclosed in this proxy statement.

To approve an amendment to the Groupon, Inc. 2011 Incentive Plan to increase the number of authorized shares.

To transact other business that may properly come before the Annual Meeting.

Record Date	March 31, 2014 (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy Voting	IMPORTANT

Please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card will save the expenses and efforts of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope, postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 20, 2014. We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. On April 10, 2014, we mailed a Notice of Internet Availability of Proxy Materials to certain of our stockholders. The Notice contains instructions about how to access our proxy materials and vote online or vote by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.

By order of the Board of Directors,

David Schellhase

General Counsel and Secretary

Chicago, Illinois

April 7, 2014

The date of this proxy statement is April 7, 2014, and it is being delivered to stockholders on or about April 10, 2014.

PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Stockholders

Date and Time	May 20, 2014, 10:00 a.m. Central Time

Place	Dana Hotel, 660 North State Street, Chicago IL 60654

Record Date	March 31, 2014

Voting	Stockholders as of the Record Date are entitled to vote. Each share of Class A common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on. Each share of Class B common stock is entitled to 150 votes for each director nominee and 150 votes for each of the proposals to be voted on. The Class A common stock and Class B common stock will vote together as a single class.
Admission	If you are a record holder, you must provide identification, and if you hold your shares through a broker, bank or other nominee, you must provide proof of ownership.

Meeting Agenda

•	Election of seven directors. Our Board of Directors unanimously recommends a vote “FOR” the election of all seven director nominees.

•

Ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2014. Our Board of Directors unanimously recommends a vote “FOR” the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2014.

•

Advisory vote to approve our Named Executive Officer compensation. Our Board of Directors unanimously recommends a vote “FOR” stockholder approval, on an advisory basis, of our executive compensation program.

•

Approval of an amendment to the Groupon, Inc. 2011 Incentive Plan to increase the number of authorized shares. Our Board of Directors unanimously recommends a vote “FOR” the approval of the amendment to the Groupon, Inc. 2011 Incentive Plan.

•	Transact other business that may properly come before the meeting.

i

Our Director Nominees

See “Board of Directors” for more information

The following table provides summary information about each director nominee. Each director is elected annually by a plurality of votes cast.

		Director Since			Other Public Boards	Committee Memberships
Name	Age		Position	Independent		AC CC NGC
Theodore Leonsis	58	2009	Chairman		1

Eric Lefkofsky	44	2006	Chief Executive Officer and Director		0

Peter Barris	62	2008	Director	—	0	M1, F	C	M

Robert Bass	64	2012	Director	—	2	C2, F

Daniel Henry	64	2012	Director	—	0	M, F

Jeffrey Housenbold	44	2013	Director	—	2

Bradley Keywell	44	2006	Director	—	2		M	C

1.    Mr. Barris joined the Audit Committee on March 8, 2013, replacing Mr. Leonsis.

2.    Mr. Bass became the Chair of the Audit Committee on February 28, 2013.

AC	Audit Committee	C	Chair
CC	Compensation Committee	M	Member
NGC	Nominating and Governance Committee	F	Financial expert

Attendance	Each director nominee is a current director. Each current director, as well as all persons who served as directors during 2013, attended at least 75% of the aggregate number of meetings of the Board and each committee on which he or she sits.

Executive Compensation Matters

See “Executive Compensation” and “Proposals to Be Voted on at the Meeting” for more information

Executive Compensation Advisory Vote

Our Board of Directors unanimously recommends that stockholders vote to approve, on an advisory basis, the compensation of Groupon’s Named Executive Officers in 2013, as described more fully in this proxy statement, for the following reasons:

Pay for Performance

To date, we have designed our compensation practices such that a significant portion of the Named Executive Officers’ total pay package consists of equity-based awards, and, therefore, the value of the pay packages is tightly correlated with Groupon’s long-term performance.

Sound Design

We design our executive officer compensation programs to attract, motivate and retain the key executives who drive our success. We also design our pay packages to align the interests of our executives with those of our long-term stockholders. We achieve our objectives through compensation that:

•	Enables us to recruit and retain talented and experienced individuals who are able to develop, implement and deliver on long-term business strategies;

•	Provides a substantial portion of each executive’s compensation in components that are directly tied to the long-term value and growth of the Company;

•	Rewards both Company and individual performance and achievement;

•	Ensures that our pay structure does not encourage unnecessary and excessive risk taking; and

•	Ensures that our compensation is reasonable and competitive with pay packages made available to executives at companies with which we compete for executive talent.

Auditors

See “Audit Committee Matters” for more information

We ask that our stockholders ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2014. Below is summary information about Ernst & Young LLP’s fees billed for services provided in fiscal years 2013 and 2012.

	Year Ended December 31, 2013	Year Ended December 31, 2012
Audit Fees	$6,928,000	$8,193,000	(1)
Tax Fees	$1,817,000	$1,621,000
Other Fees	$2,000	$3,990
Total	$8,747,000	$9,817,990

(1)	This amount represents a $423,000 increase from the amount the Company reported in its 2013 proxy statement, as billing for the services had not been finalized at the time of filing.

2015 Annual Meeting

•	Stockholder proposals submitted for inclusion in our 2015 proxy statement must be received by us by December 11, 2014.

•	Notice of stockholder proposals to be raised from the floor of the 2015 annual meeting of stockholders must be delivered to us no earlier than December 11, 2014 and no later than January 10, 2015.

Note About Forward-Looking Statements

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations. The words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “continue” and other similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, among others, those discussed in “Item 1A: Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013, as well as in our consolidated financial statements, related notes, and the other financial information appearing elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2013, and our other filings with the Securities and Exchange Commission (the “SEC”). Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. We do not intend, and undertake no obligation, to update any of our forward-looking statements after the date of this proxy statement to reflect actual results or future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Proxy Statement Table of Contents

v

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	The Board of Directors of Groupon, Inc. (the “Board”) is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at Groupon’s Annual Meeting, which will take place on May 20, 2014. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. The Notice of Internet Availability of Proxy Materials is being mailed on or about April 10, 2014 in connection with the solicitation of proxies on behalf of the Board.

Q:	What information is contained in these materials?

A:	The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our most highly paid executive officers (our “Named Executive Officers”) and our directors, and certain other required information. Groupon’s Annual Report on Form 10-K for the year ended December 31, 2013, which includes our audited consolidated financial statements, is also enclosed with this proxy statement.

Q:	What proposals will be voted on at the Annual Meeting?

A:	There are four proposals scheduled to be voted on at the Annual Meeting:

•	The election of the seven director nominees listed in this proxy statement to serve on our Board (the Board recommends a vote “FOR” each of the nominees).

•	The ratification of the appointment of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for fiscal year 2014 (the Board recommends a vote “FOR” this proposal).

•	An advisory vote to approve our Named Executive Officer compensation (the Board recommends a vote “FOR” this proposal).

•	The approval of the amendment to the Groupon, Inc. 2011 Incentive Plan to increase the number of authorized shares (the Board recommends a vote “FOR” this proposal).

At the time this proxy statement was mailed, our management and the Board were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this proxy statement and in the Notice accompanying this proxy statement.

Q:	Why did I receive a one-page Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	Pursuant to the rules of the SEC, we have provided access to our proxy materials over the Internet. Accordingly, we are sending the Notice to our stockholders of record and beneficial owners as of the record date. Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found in the Notice. In addition, the Notice provides information on how stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Q:	How many shares are entitled to vote?

A:

Each share of Groupon’s Class A common stock and Class B common stock outstanding as of the close of business on March 31, 2014, the Record Date, is entitled to vote at the Annual Meeting. At the close of business on March 31, 2014, 679,852,689 shares of Class A common stock and 2,399,976 shares of Class B common stock were outstanding and entitled to vote. You may vote all of the shares owned by you as of the close of business on the Record Date. Each holder of shares of Class A common stock is entitled to one vote for each share of Class A common stock held as of the Record Date, and each holder of shares of Class B common stock is entitled to 150 votes for each share of Class B common stock held as of the Record Date. The Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. The shares you are entitled to vote include shares that are (1) held of record directly in your name, including shares issued under Groupon’s equity incentive plans, and (2) held for you as the beneficial owner through a stockbroker, bank, or other nominee.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Many stockholders of Groupon hold their shares beneficially through a broker, bank, or other nominee rather than directly in their own name. There are some distinctions between shares held of record and shares owned beneficially, specifically:

•	Shares held of record

If your shares are registered directly in your name with Groupon’s transfer agent, Computershare, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by Groupon. As a stockholder of record, you have the right to grant your voting proxy directly to Groupon or to vote in person at the Annual Meeting. Groupon has enclosed a proxy card for you to use. You may also submit voting instructions via the Internet or by telephone as described below under “How can I vote my shares without attending the Annual Meeting?”

•	Shares owned beneficially

If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote the shares in your account, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request and receive a valid proxy from your broker, bank, or other nominee. Your broker, bank, or other nominee has enclosed a voting instruction form for you to use to direct the broker, bank, or other nominee as to how to vote your shares. Many brokers or banks also offer voting via the Internet or by telephone. Please refer to the voting instruction form provided by your broker, bank, or other nominee for instructions on the voting methods they offer.

Q:	Can I attend the Annual Meeting?

A:	You are invited to attend the Annual Meeting if you are a stockholder of record or a beneficial owner as of March 31, 2014. If you are a stockholder of record, you must bring proof of identification. If you hold your shares through a broker, bank, or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction form provided by your broker or a copy of a brokerage statement showing your share ownership as of March 31, 2014. Use of cameras, recording devices, computers and other electronic devices, such as smart phones and tablets, will not be permitted at the Annual Meeting. Photography and video are prohibited at the Annual Meeting.

Q:	How can I vote my shares in person at the Annual Meeting?

A:

Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to vote in person, please bring proof of identification. Even if you plan to attend the Annual Meeting, Groupon recommends that you submit a proxy with respect to the voting of your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held in street name through a brokerage account or by a broker, bank, or other nominee may be voted in person by you only if you obtain a valid proxy from your broker, bank, or other nominee giving you the right to vote the shares.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote by proxy or submit a voting instruction form without attending the Annual Meeting. If you hold your shares directly as the stockholder of record, you may submit your proxy via the Internet, by telephone, or by completing and mailing your proxy card in the enclosed pre-paid envelope. If you hold your shares beneficially in street name, your broker or bank may offer voting via the Internet or by telephone or you may mail your voting instruction form in the enclosed prepaid envelope. Please refer to the enclosed materials for details.

Q:	Can I change my vote or revoke my proxy?

A:	If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	filing a timely written notice of revocation with our Corporate Secretary at our principal executive office (600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654);

•	submitting a new proxy at a later date via the Internet, by telephone, or by mail to our Corporate Secretary at our principal executive office; or

•	attending the Annual Meeting and voting in person (attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee.

Q:	How are votes counted?

A:	In the election of directors, you may vote “FOR,” “AGAINST,” or “WITHHOLD” with respect to each of the nominees. If you elect to abstain from the election of directors, the abstention will not have any effect on the election of directors. In tabulating the voting results for the election of directors, only votes “FOR” and “AGAINST” director nominees are counted.

For the advisory vote to approve the compensation of our Named Executive Officers, the ratification of the appointment of Ernst & Young as our independent registered accounting firm for fiscal year 2014 and the approval of the amendment to our 2011 Incentive Plan, you may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to each of these proposals. If you elect to abstain from voting on any of these proposals, the abstention will have the same effect as an “AGAINST” vote with respect to such proposal.

If you sign and return your proxy card or voting instruction form without giving specific voting instructions, your shares will be voted as recommended by our Board. If you are a beneficial holder and do not return a voting instruction form, your broker may only vote on the ratification of the appointment of Ernst & Young as the Company’s independent registered accounting firm for fiscal year 2014, as this is the only “routine matter” to be voted upon at the Annual Meeting. For additional information regarding treatment of “routine” and “non-routine” matters, please see “What are broker non-votes and what effect do they have on the proposals?” below.

Q:	Who will count the votes?

A:	A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as the inspector of election.

Q:	What is the quorum requirement for the Annual Meeting?

A:	The quorum requirement for holding the Annual Meeting and transacting business is a majority of the aggregate voting power of the capital stock entitled to be voted at the Annual Meeting. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:	What is the voting requirement to approve each of the proposals?

A:	Directors will be elected by a plurality of the votes cast in the election of directors. A plurality means that the seven persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.

The affirmative vote of a majority of the votes represented by shares of common stock present in person or represented by proxy and entitled to vote is required to approve each of the following proposals: (i) the advisory vote to approve compensation of our Named Executive Officers, (ii) the ratification of the appointment of Ernst & Young as our independent registered accounting firm, and (iii) the approval of the amendment to the Groupon, Inc. 2011 Incentive Plan.

Because your vote on the compensation of our Named Executive Officers is advisory, it will not be binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding compensation of our Named Executive Officers.

Q:	What are broker non-votes and what effect do they have on the proposals?

A:	Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares with respect to that particular proposal.

A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of Ernst & Young as our independent registered accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters, such as the election of our directors, the advisory vote to approve the compensation of our Named Executive Officers and the approval of the amendment to our 2011 Incentive Plan.

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors. If you hold your shares in street name and you do not instruct your broker, bank, or other nominee how to vote in the election of directors, no votes will be cast on your behalf.

Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business at the annual meeting, but will not be counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, and, therefore, will have no effect on the outcome of the vote on an individual proposal. Thus, if you do not give your broker specific voting instructions, your shares will not be voted on “non-routine” matters and will not be counted in determining the number of shares necessary for approval.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy card and voting instruction form you receive to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we expect to file with the SEC within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an additional Form 8-K with the SEC to disclose the final voting results.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	Groupon will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Groupon will provide copies of these proxy materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. Groupon has retained the services of Broadridge Financial Solutions, Inc., a professional proxy solicitation firm, to aid in the solicitation of proxies. Broadridge may solicit proxies by personal interview, mail, telephone, facsimile, email, or otherwise. Groupon expects that it will pay Broadridge its customary fee, estimated to be approximately $10,000, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies. In addition, Groupon may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Solicitations may also be made by personal interview, mail, telephone, facsimile, email, or otherwise by directors, officers, and other employees of Groupon, but Groupon will not additionally compensate its directors, officers, or other employees for these services.

Q:	May I propose actions for consideration at next year’s Annual Meeting or nominate individuals to serve as directors?

A:	You may submit proposals for consideration at future annual stockholder meetings. In order for a stockholder proposal to be considered for inclusion in the proxy materials for our 2015 Annual Meeting of Stockholders, your proposal must be received by our Corporate Secretary no later than December 11, 2014. A stockholder proposal or a nomination for director that is received after this date will not be included in our proxy statement, but will otherwise be considered at the 2015 Annual Meeting of Stockholders so long as it is submitted to our Corporate Secretary no earlier than December 11, 2014 and no later than January 10, 2015. We advise you to review our Amended and Restated Bylaws (“Bylaws”), which contain these and other requirements with respect to advance notice of stockholder proposals and director nominations, including certain information that must be included concerning the stockholder and each proposal and nominee. Our Bylaws were filed with the SEC on an amended Form S-1 on November 1, 2011, which can be viewed by visiting our investor relations website at http://investor.groupon.com. You may also obtain a copy by writing to our Corporate Secretary at our principal executive office (600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654).

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our 2013 Annual Report to Stockholders, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q:	How can I get electronic access to the proxy statement and Annual Report?

A:	The Notice provides you with instructions regarding how to view our proxy materials for the Annual Meeting on the Internet and request that we send our future proxy materials to you by mail or by email. By accessing the proxy materials on the Internet or choosing to receive your future proxy materials by email, you will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.

Q:	How do I obtain a separate set of proxy materials if I share an address with other stockholders?

A:	To reduce expenses, in some cases, we are delivering one set of proxy materials to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the proxy materials for each of these stockholders. If you reside at such an address and wish to receive a separate copy of the proxy materials, including our annual report, you may contact Groupon’s Investor Relations at the website, address, or phone number in the previous paragraph. You may also contact Groupon’s Investor Relations if you would like to receive separate proxy materials in the future or if you are receiving multiple copies of our proxy materials and would like to receive only one copy in the future.

Q:	How can I obtain an additional proxy card or voting instruction form?

A:	If you lose, misplace, or otherwise need to obtain a proxy card or voting instruction form and:

•	you are a stockholder of record, contact Groupon’s Investor Relations by mail at 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654 or by telephone at 312-334-1579; or

•	you are the beneficial owner of shares held indirectly through a broker, bank, or other nominee, contact your account representative at that organization.

CORPORATE GOVERNANCE AT GROUPON

CORPORATE GOVERNANCE PRINCIPLES

Corporate governance at Groupon is used to promote the long-term interests of our stockholders, as well as to maintain internal checks and balances, strengthen management accountability, engender public trust and foster responsible decision making and accountability. We continue to strengthen existing governance practices and develop new policies that make us a better company.

Our Board periodically reviews evolving legal, regulatory, and best practice developments to determine those that will best serve the interests of our stockholders. Highlights of our corporate governance framework include:

Board Independence

•

Six of our eight current directors, and five of our seven director nominees, are independent directors under the listing standards of NASDAQ. We are committed to maintaining a majority of independent directors.

•	The independent directors meet regularly in executive session.

•	The Compensation Committee has a policy for compensation consultant independence under which any compensation consultant retained by the Committee must be independent of the Company and management.

Chief Executive Officer and Chairman

The roles of Chairman and Chief Executive Officer are currently separate, and have historically been separate other than during the period from February 28, 2013 through August 5, 2013, during which time Messrs. Lefkofsky and Leonsis served in the Office of the Chief Executive on an interim basis. On August 5, 2013 Mr. Lefkofsky was appointed to serve as Chief Executive Officer. On August 5, 2013, Mr. Leonsis was appointed to serve as Chairman of the Board. In his role as Chairman of the Board, Mr. Leonsis is responsible for presiding at meetings of our Board of Directors.

Board Committee Independence and Expertise

•	Only independent directors are members of the Audit, Compensation, and Nominating and Governance Committees.

•	Messrs. Bass, Barris and Henry, members of our Audit Committee, are each an “audit committee financial expert” under SEC rules.

Stockholder Authority

•	All directors are elected annually; Groupon does not have a classified board.

•	We have a confidential voting policy to protect our stockholders’ voting privacy.

•	Stockholders representing 50% or more of our total voting power can call a special stockholders meeting by following the procedural requirements in our Bylaws.

Hedging Policy

•

Our directors and executive officers are prohibited from hedging their ownership of Groupon stock, including trading in options, puts, calls, or other derivative instruments related to Company stock or debt.

Director Orientation and Continuing Education

•

The Nominating and Governance Committee and management are responsible for director orientation programs and for director continuing education programs to assist directors in maintaining skills and knowledge necessary or appropriate for the performance of their responsibilities.

•

Orientation programs are designed to familiarize new directors with Groupon’s businesses, strategies and policies and to assist new directors in developing the skills and knowledge required for their service on the Board of Directors.

•

Continuing education programs for directors may include a combination of internally developed materials and presentations, programs presented by third parties, and financial and administrative support for attendance at qualifying academic or other independent programs.

Risk Oversight

•	The Board, either directly or through its committees, as discussed below, exercises direct oversight of strategic risks to the Company.

•

The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks.

•	The Compensation Committee oversees risks relating to compensation programs and policies to ensure that our compensation programs do not encourage unnecessary risk-taking.

•	In each case, management periodically reports to our Board or the relevant committee, which provides guidance on risk tolerance, assessment and mitigation.

•

Each committee charged with risk oversight reports to the Board on such matters. The Company believes that because the Audit and Compensation Committees are comprised entirely of independent directors, the CEO and the Chairman are subject to the risk oversight of the independent directors.

CORPORATE GOVERNANCE GUIDELINES AND COMMITTEE CHARTERS

Our Corporate Governance Guidelines and the charters of the three standing committees of the Board describe our governance framework. The Corporate Governance Guidelines and charters are intended to ensure our Board has the necessary authority and practices in place to review and evaluate our business operations and to make decisions that are independent of management. Our Corporate Governance Guidelines also are intended to align the interests of directors and management with those of our stockholders, and comply with or exceed the requirements of NASDAQ and applicable law. They establish the practices our Board follows with respect to such issues as:

•	Board composition and member selection;

•	Board meetings and involvement of senior management;

•	CEO performance evaluation;

•	management succession planning;

•	Board committees; and

•	director compensation.

Pursuant to the Corporate Governance Guidelines, the Board periodically conducts self-evaluations to assess its adherence to the Corporate Governance Guidelines and committee charters and to identify opportunities to improve Board performance. The Board periodically reviews our Corporate Governance Guidelines and committee charters and updates them as necessary to reflect changes in regulatory requirements and evolving oversight practices.

GROUPON CORPORATE GOVERNANCE WEBSITE

If you would like additional information about our corporate governance practices, you may view the following documents at http://investor.groupon.com:

•	Audit Committee Charter

•	Compensation Committee Charter

•	Nominating and Governance Committee Charter

•	Corporate Governance Guidelines

•	Code of Conduct

We will provide any of the foregoing information without charge upon written request to the Corporate Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654. In addition, stockholders and other interested parties may communicate with any of our directors, or the directors as a group, by writing to the Corporate Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654. The Corporate Secretary will forward relevant communications to the appropriate directors depending on the facts and circumstances outlined in the communication.

BOARD AND EXECUTIVE LEADERSHIP

The roles of Chairman of the Board and Chief Executive Officer are held separately. The Board does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management.

Our Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the independent members of our Board. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our Chief Executive Officer, while enabling the Chairman to facilitate our Board’s oversight of management, promote communication between management and our Board, and support our Board’s consideration of key governance matters. The Board believes its programs for overseeing risk, as described above under “Risk Oversight,” would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

DIRECTOR INDEPENDENCE

Our Corporate Governance Guidelines provide that a majority of our directors will be independent, based on the listing standards of NASDAQ as well as the Board’s determination that the director does not have a relationship with Groupon that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out director responsibilities.

Based on the review and recommendation by the Nominating and Governance Committee, the Board analyzed the independence of each director in 2013 and each director nominee and determined that Ms. Hobson and Messrs. Barris, Bass, Henry, Housenbold and Keywell meet the standards of independence under our Corporate Governance Guidelines and applicable NASDAQ listing standards, including that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment.

PROCEDURES FOR NOMINATING DIRECTORS

The Nominating and Governance Committee annually reviews with the Board the applicable skills and characteristics required of Board nominees, considering current Board composition and Company circumstances. In making its recommendations to our Board, the Nominating and Governance Committee considers, among other things, the qualifications of individual director candidates. The Committee retains any search firms and approves payment of their fees. The Nominating and Governance Committee works with our Board to determine the appropriate characteristics, skills and experiences for the Board as a whole and its individual members with the objective of having a board with diverse backgrounds and experience in business, education and public service. Characteristics expected of all directors include independence, integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board. In evaluating the suitability of individual Board members, our Board takes into account many factors, including general understanding of marketing, finance and other disciplines relevant to the success of a large publicly-traded company in today’s business environment; understanding of our business and technology; educational and professional background; personal accomplishment; and geographic, gender, age and ethnic diversity. Our Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience.

In determining whether to recommend a director for re-election, the Nominating and Governance Committee considers the director’s past attendance at meetings, participation in and contributions to the activities of the Board.

The Nominating and Governance Committee assesses the effectiveness of its efforts to maintain an effective Board in the course of its regular responsibilities, which include annually:

•	reporting to our Board on the performance and effectiveness of the Board,

•	presenting to our Board individuals recommended for election to the Board at the annual stockholders meeting, and

•	obtaining or performing an assessment of the Committee’s own performance.

The Nominating and Governance Committee will consider stockholder recommendations for candidates for the Board using the same criteria described above. The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating stockholder’s ownership of Company stock should be sent to the attention of Corporate Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654. A stockholder who wishes to formally nominate a candidate must follow the procedures described in Section 2.4 of our Bylaws.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In the ordinary course of our business, we have entered into a number of transactions with our directors, officers and 5% or greater stockholders. We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. Our Audit Committee is responsible for approving related party transactions, as defined in applicable rules promulgated by the SEC. Our Audit Committee operates under a written related party transaction policy pursuant to which all related party transactions are reviewed for potential conflicts of interest situations. Pursuant to our related party transaction policy, all of the transactions set forth below were approved by our Audit Committee.

During 2013, the Company engaged in transactions with two of Lightbank LLC’s portfolio companies: Fooda, Inc. and Benchprep, Inc. In 2008, Messrs. Lefkofsky and Keywell co-founded Lightbank, a private investment firm, and have served as managers since that time. For the year ended December 31, 2013, the Company paid Fooda approximately $390,000 for food delivery services to employees at the Company’s corporate headquarters . The Company ran daily deals for Benchprep, an online education company, and Benchprep received approximately $385,000 as its share of the proceeds from these Groupon deals. Additionally, on December 6, 2013, the Company acquired Boomerang, Inc., a Lightbank portfolio company that operated a social gifting platform, for approximately $1,000,000.

The Company has adopted a policy regarding the use of private aircraft for business travel by executives. In accordance with the policy, the Company may pay for the incremental operating costs of a private aircraft used for business travel. During 2013, the Company chartered for business use an aircraft leased by an entity owned by Mr. Lefkofsky. We chartered the aircraft through Executive Jet Management, a third party aircraft management company, at terms no less favorable than we could have obtained through an arms-length transaction, which in turn reimbursed the entity owned by Mr. Lefkofsky. In 2013, we made payments to Executive Jet Management of approximately $635,000 for business trips taken by Mr. Lefkofsky and other members of management.

The Company ran several deals with Shutterfly, Inc. (“Shutterfly”) during 2013. Mr. Housenbold is President, Chief Executive Officer, and a director of Shutterfly. Shutterfly received approximately $3,100,000 as its share of the proceeds for these Groupon deals.

During 2013, the Company ran several Groupon Live deals for tickets for events sponsored by Monumental Sports & Entertainment, LLC (“Monumental Sports”). Mr. Leonsis serves as the Chairman and Chief Executive Officer of Monumental Sports. Monumental Sports received approximately $175,000 as its share of the proceeds from these Groupon Live deals.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than 10% of our common stock to file reports of their ownership and changes in ownership of our common stock with the SEC. Our employees prepare these reports for our directors and executive officers who request it using information obtained from them and from Groupon’s records. We believe that all applicable Section 16(a) filing requirements were timely met during fiscal year 2013.

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Class A and Class B common stock as of March 31, 2014 for

•	each person who we know beneficially owns 5% or more of our outstanding capital stock;

•	each of our directors and director nominees;

•	each of our Named Executive Officers; and

•	all of our directors and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Class A and Class B common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 679,852,689 shares of Class A common stock and 2,399,976 shares of Class B common stock outstanding at March 31, 2014. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 31, 2014 and restricted stock units held by that person that will vest within 60 days of March 31, 2014. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an “*.”

	Shares Beneficially Owned
Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		% Total Voting Power(1)
	Shares	%	Shares	%
Officers and Directors
Eric Lefkofsky(2)	107,464,626	15.8	999,984	41.7	24.8
Jason Child(3)	404,233	*
Kal Raman(4)	291,560	*
David Schellhase(5)	257,426	*
Jeffrey Holden(6)	350,814	*
Andrew Mason(7)	18,000,000	2.6	999,984	41.7	16.1
Peter Barris(8)	36,117	*
Robert Bass	29,003	*
Daniel Henry	23,274	*
Mellody Hobson(9)	74,834	*
Jeffrey Housenbold(10)	5,110	*
Bradley Keywell(11)	35,361,405	5.2	400,008	16.7	9.2
Theodore Leonsis(12)	1,623,859	*
All executive officers and directors as a group (13 persons)(13)	145,635,669	21.4	1,399,992	58.3	34.2
5% Stockholders or Greater Stockholders (other than directors and executive officers)

Green Media, LLC(2)	107,093,386	15.7	999,984	41.7	24.7
Rugger Ventures LLC(11)	35,325,030	5.2	400,008	16.7	9.2
Entities Affiliated with New Enterprise Associates, Inc.(14)	54,184,956	8.0			5.2
Morgan Stanley Investment Management Inc.(15)	52,742,980	7.7			5.1
T. Rowe Price Associates, Inc.(16)	38,027,052	5.6			3.7

(1)

Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. Each holder of Class B common stock is entitled to 150 votes per share of Class B common stock and each holder of Class A common stock is entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law or our amended and restated certificate of incorporation. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis. The Class A common stock and Class B common stock will automatically convert into a single class of common stock on October 31, 2016.

(2)	Includes 107,093,386 shares of our Class A common stock and 999,984 shares of our Class B common stock held by Green Media, LLC, an entity owned by Eric Lefkofsky (50%) and his wife, Elizabeth Kramer Lefkofsky (50%). Mr. Lefkofsky shares voting and investment control with respect to the shares held by Green Media, LLC. Also includes 330,246 shares of our Class A common stock held by 600 West Groupon LLC, the manager of which is Blue Media, LLC, an entity owned by Mr. Lefkofsky (50%) and Mrs. Lefkofsky (50%). Also includes 14,686 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of Class A common stock upon termination of service as a director.

(3)	Includes 13,900 shares of Class A common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 31, 2014.

(4)	Includes 37,500 shares of Class A common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 31, 2014.

(5)	Includes 19,167 shares of Class A common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 31, 2014.

(6)	Includes 3,400 shares of Class A common stock held in trust for the benefit of Mr. Holden’s children.

(7)	Based on a Schedule 13G/A filed by Mr. Mason on February 14, 2014. Includes 18,000,000 shares of our Class A common stock and 999,984 shares of our Class B common stock held by the Andrew Mason Trust dated April 6, 2010. Does not include 180,298 shares of our Class A common stock held by 600 West Groupon LLC, which represents Mr. Mason’s proportionate economic interest in the shares of Class A common stock held by 600 West Groupon LLC. See footnote 2.

(8)	Includes 32,372 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of Class A common stock upon termination of service as a director. Does not include shares held by entities affiliated with New Enterprise Associates, Inc. described in footnote 14. Mr. Barris is the Managing General Partner of New Enterprise Associates, Inc.

(9)	Includes 30,831 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of Class A common stock upon termination of service as a director.

(10)	Also includes 4,845 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of Class A common stock upon termination of service as a director.

(11)	Includes 35,325,030 shares of our Class A common stock and 400,008 shares of our Class B common stock held by Rugger Ventures LLC, an entity owned by Kimberly Keywell (80%), the wife of Bradley A. Keywell, and Mr. Keywell’s children (20%). Also includes 32,372 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of Class A common stock upon termination of service as a director.

(12)	Includes 840,750 shares of our Class A common stock issuable upon exercise of options that are exercisable within 60 days of March 31, 2014. Also includes 22,508 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of Class A common stock upon termination of service as a director.

(13)	Includes 840,750 shares of our Class A common stock issuable upon exercise of options that are exercisable within 60 days of March 31, 2014. Also includes 133,067 shares of Class A common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 31, 2013. Also includes 137,616 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan.

(14)	Based on a Schedule 13G/A filed with the SEC on February 21, 2014. Includes 54,184,596 shares of our Class A common stock directly held by New Enterprise Associates 12, Limited Partnership (“NEA 12”) and indirectly held by NEA Partners 12, Limited Partnership (“NEA Partners 12”), the sole general partner of NEA 12, NEA 12 GP, LLC (“NEA 12 GP”), the sole general partner of NEA Partners 12, and each of the individual Managers of NEA 12 GP. The individual Managers (collectively, the “Managers”) of NEA 12 LLC are M. James Barrett, Peter J. Barris, Forest Baskett, Ryan D. Drant, Patrick J. Kerins, Krishna “Kittu” Kolluri, C. Richards Kramlich, Charles W. Newhall III, Mark W. Perry and Scott D. Sandell. NEA Partners 12, NEA 12 GP and the Managers share voting and dispositive power over the shares directly held by NEA 12. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares except to the extent of their actual pecuniary interest therein. The address of New Enterprise Associates is 1954 Greenspring Drive, Suite 600, Timonium, Maryland 21093.

(15)	Based on a Schedule 13G/A filed with the SEC on February 11, 2014. Includes 52,742,980 shares of our Class A common stock held by Morgan Stanley. The address of Morgan Stanley is 1585 Broadway, New York, New York 10036.

(16)	Based on a Schedule 13G filed with the SEC on February 11, 2014. Includes 38,027,052 shares of our class A common stock held by T. Rowe Price. The address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202.

BOARD OF DIRECTORS

Mellody Hobson, who has served as a director since 2011, has not been renominated and her term as a director will expire at the Annual Meeting. The Board would like to thank Ms. Hobson for her dedicated service to Groupon. Although we presently have eight directors, as a result of Ms. Hobson’s departure from the Board, the Board has reduced the number of directors from eight to seven. Ms. Hobson will continue to serve until her term expires at the Annual Meeting, at which time the reduction to seven directions will take effect. Thus, the Board is nominating seven nominees for election. Information about the professional backgrounds, qualification and other board memberships of our nominees is set forth below.

OUR DIRECTOR NOMINEES

Eric Lefkofsky is a co-founder of the Company, has served as the Company’s Executive Chairman from its inception through August 5, 2013, served in the Office of the Chief Executive from February 28, 2013 until August 5, 2013, and has served as the Company’s Chief Executive Officer since August 5, 2013. Mr. Lefkofsky is a co-founder of Echo Global Logistics, Inc. (NASDAQ: ECHO) and served on its board of directors from February 2005 to December 2012. Mr. Lefkofsky is the co-founder of InnerWorkings, Inc. (NASDAQ: INWK) and served on its board of directors from August 2008 to October 2012. In 2008, Mr. Lefkofsky co-founded Lightbank LLC, a private investment firm specializing in information technology companies, and has served as a manager since that time. In April 2006, Mr. Lefkofsky co-founded MediaBank, LLC (now known as Media Ocean, LLC), and has served as a director or manager since that time. Mr. Lefkofsky also serves on the board of directors of Children’s Memorial Hospital, the board of trustees of the Steppenwolf Theatre, the board of trustees of the Art Institute of Chicago and the board of trustees of the Museum of Science and Industry. Mr. Lefkofsky also serves on the board of directors of World Business Chicago. Mr. Lefkofsky is an Adjunct Professor at the University of Chicago Booth School of Business. Mr. Lefkofsky holds a bachelor’s degree from the University of Michigan and a Juris Doctor degree from the University of Michigan Law School. Mr. Lefkofsky brings to the Board an in-depth knowledge and understanding of the Company’s business as one of its founders.

Theodore Leonsis has served on the Company’s Board since June 2009 and has served as Chairman of the Board since August 5, 2013. Mr. Leonsis was our Vice Chairman from April 2011 through August 5, 2013, and served in the Office of the Chief Executive from February 28, 2013 through August 5, 2013. Since 1999, Mr. Leonsis has served as the Chairman and Chief Executive Officer of Monumental Sports & Entertainment, LLC, a sports and entertainment company that owns the NBA’s Washington Wizards, the NHL’s Washington Capitals, the WNBA’s Washington Mystics and the Verizon Center in Washington, D.C. Mr. Leonsis also has served as a Vice Chairman Emeritus of AOL LLC, a leading global Web company, since December 2006. Mr. Leonsis held a number of other executive positions with AOL from September 1994 to December 2006, most recently as Vice Chairman and President, AOL Audience Business. Mr. Leonsis co-founded Revolution Growth Fund II, a private investment firm in November 2011, and has served as a partner of the fund since that time. Mr. Leonsis has served as a director of American Express Co. (NYSE: AXP) since July 2010, was a director of Rosetta Stone Ltd. (NYSE: RST) from December 2009 through May 2013 and was a director of NutriSystem, Inc. (NASDAQ: NTRI) from December 2008 through June 2012. Mr. Leonsis also serves on the board of directors of several private Internet and technology companies. Mr. Leonsis brings to the Board his experience in digital businesses, his innovative approaches, his expertise in identifying business opportunities and driving new strategies based on changing technologies, social media and the Internet.

Peter Barris has served on our Board since January 2008. Mr. Barris has served on the board of directors of Echo Global Logistics, Inc. (NASDAQ: ECHO), InnerWorkings, Inc. (NASDAQ: INWK), Vonage Holdings Corp. (NYSE: VG) and Inteliquent (NASDAQ: IQNT) (formerly known as Neutral Tandem, Inc. (NASDAQ: TNDM)). Since 1999, Mr. Barris has been the Managing General Partner of New Enterprise Associates where he specializes in information technology investing. Mr. Barris is a member of the board of trustees of Northwestern University. He received a Master of Business Administration from Dartmouth College and a Bachelor of Science in Electrical Engineering from Northwestern University. Mr. Barris brings to the

Board a sophisticated knowledge of information technology companies that includes investments in over twenty-five information technology companies that have completed public offerings or successful mergers as well as experience serving as a director of several public companies.

Robert Bass has served on our Board since June 2012. He served as a vice chairman of Deloitte LLP from 2006 through June 2012, and was a partner in Deloitte from 1982 through June 2012, where he specialized in e-commerce, mergers and acquisitions, SEC filings and related issues. At Deloitte, Mr. Bass was responsible for all services provided to Forstmann Little and its portfolio companies and was the advisory partner for Blackstone, DIRECTV, 24 Hour Fitness, McKesson, IMG and CSC. Mr. Bass has also served on the board of directors and as chairman of the audit committee of NewPage Corporation since January 2013 and on the board of directors and the risk and audit committee of Sims Metal Management since September 2013. In addition, he has been an advisory partner for RR Donnelley, Automatic Data Processing, Community Health Systems, and Avis Budget. Mr. Bass is a certified public accountant licensed in New York, Connecticut, and California. He is a member of the American Institute of Certified Public Accountants and the New York and Connecticut State Societies of Certified Public Accountants. Mr. Bass received a BBA from Emory University and an MBA from the Columbia University Graduate School of Business. Mr. Bass brings to the Board a wealth of experience and knowledge of public company financial reporting and accounting, including with respect to companies in the e-commerce sector, and his experience at the highest levels of a Big Four accounting firm is an invaluable resource to the Board in its oversight of the Company’s SEC filings.

Daniel Henry has served on our Board since June 2012. Mr. Henry was the Chief Financial Officer of American Express Company from October 2007 through October 2013. Mr. Henry is responsible for leading American Express Company’s Finance organization and representing American Express to investors, lenders and rating agencies. Mr. Henry joined American Express in 1990 and served in a variety of senior finance roles including Comptroller. Prior to joining American Express, Mr. Henry was a Partner with Ernst & Young LLP. Mr. Henry graduated from Iona College and received his Masters of Business Administration from Hofstra University. Mr. Henry brings to the Board his substantial experience and expertise with complex financial systems, including over 20 years of experience at American Express, one of the largest companies in the world, including 6 years of experience as its Chief Financial Officer.

Jeffrey Housenbold has served on our Board since October 21, 2013. Mr. Housenbold has served as President, Chief Executive Officer and a director of Shutterfly, Inc. (“Shutterfly”) (NASDAQ: SFLY) since January 2005. Prior to joining Shutterfly, Mr. Housenbold worked at eBay, serving in a variety of senior roles, including Vice President of Business Development and Internet Marketing, Vice President & General Manager, Business-to-Consumer Group and Vice President, Mergers & Acquisitions. Mr. Housenbold serves on the Board of Directors of Chegg (NYSE: CHGG), the online student hub. He is also a member of the Board of Trustees of Carnegie Mellon University and serves as a special industry advisor to KKR & Co. L.P. (NYSE:KKR). Mr. Housenbold earned his MBA from Harvard Business School, where he was a Dean’s Fellow and his undergraduate degrees in Economics and Business Administration from Carnegie Mellon University, where he was an Andrew Carnegie Presidential Scholar and graduated with High Honors. Mr. Housenbold brings to the Board substantial e-commerce and technology industry experience, as well as his experience as the Chief Executive Officer of a publicly traded company.

Bradley A. Keywell is a co-founder of the Company and has served on our Board since our inception. Mr. Keywell is a co-founder of Echo Global Logistics, Inc. (NASDAQ: ECHO) and has served on its board of directors since its inception in February 2005. In 2008, Mr. Keywell co-founded Lightbank LLC, a private investment firm specializing in information technology companies, and has served as a manager since that time. In April 2006, Mr. Keywell co-founded MediaBank, LLC (now known as MediaOcean LLC), and has served as a director or manager since that time. Mr. Keywell also serves as a trustee of Equity Residential (NYSE: EQR), a real estate investment trust. Mr. Keywell serves on the boards of trustees of the Zell-Lurie Entrepreneurship Institute at the University of Michigan, the NorthShore University HealthSystem Foundation, the University of Chicago Institute of Politics, and the Polsky Center for Entrepreneurship at the Booth School of Business at the University of Chicago. Mr. Keywell is the Chairman of the Illinois Innovation Council. Mr. Keywell is also the founder and Chairman of Chicago Ideas Week and the Future

Founders Foundation. Mr. Keywell is an Adjunct Professor at the University of Chicago Booth School of Business. Mr. Keywell holds a bachelor’s degree from the University of Michigan and a Juris Doctor degree from the University of Michigan Law School. Mr. Keywell brings to the Board an in-depth knowledge and understanding of the information technology sector as well as experience as a director of two other public companies.

MEETINGS AND MEETING ATTENDANCE

Our Board holds regularly scheduled quarterly meetings and also holds special meetings or acts by unanimous written consent as necessary. Our Board met five times during 2013.

All of our directors attended 75% or more of the aggregate of all Board meetings and meetings of the committees on which they served during the last fiscal year, including all persons who served as director during 2013. Although we do not maintain a formal policy regarding director attendance at stockholders meetings, directors are encouraged to attend the Annual Meeting. Seven of our directors attended the 2013 Annual Meeting.

BOARD COMMITTEES

Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each committee operates pursuant to a written charter. The table below provides current membership for each of the Board committees.

Director	Audit	Compensation	Nominating and Governance
Mr. Leonsis
Mr. Lefkofsky
Mr. Bass	Chair
Mr. Barris	Member	Chair	Member
Mr. Henry	Member
Ms. Hobson		Member	Member
Mr. Housenbold
Mr. Keywell		Member	Chair

Mr. Leonsis served as the Chair of the Audit Committee until February 28, 2013, at which time Mr. Barris joined the Audit Committee and Mr. Bass assumed the position of the Chair of the Audit Committee.

Below is a description of each standing committee. Each committee has authority to engage legal counsel or other advisors or consultants as it deems appropriate to carry out its responsibilities.

Audit Committee

The Audit Committee assists our Board in overseeing the quality and integrity of our accounting, auditing and reporting practices. The Committee’s role includes:

•	overseeing the work of our accounting function and internal control over financial reporting;

•	overseeing internal audit processes;

•

inquiring about significant risks, reviewing our policies for risk assessment and risk management, including cyber security risks, and assessing the steps management has taken to control these risks; and

•	reviewing compliance with significant applicable legal, ethical and regulatory requirements.

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm engaged to issue audit reports on our financial statements and internal control over financial reporting. The Committee relies on the expertise and knowledge of management and the independent registered accounting firm in carrying out its oversight responsibilities. The Audit Committee Charter describes the Committee’s specific responsibilities. The Board has determined that each Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. In addition, the Board has determined that each nominee who will serve on the Audit Committee is an “audit committee financial expert” as defined by SEC rules.

The Audit Committee met ten times in 2013.

Compensation Committee

The primary responsibilities of the Compensation Committee are to:

•	assist our Board in establishing the annual goals and objectives relevant to the compensation of the CEO;

•	make recommendations to the independent members of our Board regarding the compensation of the CEO;

•	oversee an evaluation of the performance of the Company’s other executive officers and approve their compensation;

•	oversee and advise our Board on the adoption of policies that govern executive officer compensation programs and other compensation-related polices;

•	oversee plans for executive officer development and succession;

•	oversee administration of our equity-based compensation and other benefit plans; and

•	authorize grants of equity compensation awards under our stock plan.

The Committee may delegate to the CEO the authority to make equity compensation grants to employees who are not executive officers. The Compensation Committee periodically reviews the compensation paid to non-employee directors, and makes recommendations to our Board for any adjustments.

Our Senior Vice President for Human Resources supported the Compensation Committee in its work prior to his departure in January 2014. While we are searching for a permanent replacement, our General Counsel and senior members of our Human Resources department are supporting the Compensation Committee.

The Compensation Committee Charter describes the specific responsibilities and functions of the Compensation Committee. See “Named Executive Officer Compensation-Compensation Discussion and Analysis” for more information about the Committee’s work.

The Compensation Committee met eight times in 2013.

Compensation Consultant

The Committee retains Towers Watson to advise the Committee on marketplace trends in executive compensation, management proposals for compensation programs and executive officer compensation decisions. Otherwise, Towers Watson does not provide any services to Groupon. See “Named Executive Officer Compensation-Compensation Discussion and Analysis- Our Compensation-Setting Process” for more information about our compensation consultant’s role in our executive compensation process.

Nominating and Governance Committee

The principal responsibilities of the Nominating and Governance Committee are to:

•	determine and recommend the slate of director nominees for election to our Board;

•	identify and recommend candidates to fill director vacancies occurring between annual stockholder meetings;

•	review the composition of Board committees;

•	annually evaluate the performance and effectiveness of the Board; and

•	monitor adherence to, review, and recommend changes to our Corporate Governance Guidelines.

The Committee annually reviews the charters of Board committees and, after consultation with the respective committee chairs, makes recommendations, if necessary, regarding changes to the charters. The Nominating and Governance Committee Charter describes the specific responsibilities and functions of the Committee.

The Nominating and Governance Committee met three times in 2013.

NAMED EXECUTIVE OFFICER COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides information about our 2013 compensation program for the following current and former executives (collectively, our “Named Executive Officers”):

•	Eric Lefkofsky, Chief Executive Officer

•	Jason Child, Chief Financial Officer

•	Kalyanaraman Srinivasan (Kal Raman), Chief Operating Officer

•	David Schellhase, General Counsel

•	Jeffrey Holden, former Senior Vice President-Product Management

•	Theodore Leonsis, former member of the Office of the CEO and current Chairman

•	Andrew Mason, former Chief Executive Officer

This discussion also contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.

Executive Summary

Our compensation philosophy is to establish and maintain an executive compensation program that attracts proven, talented leaders who possess the skills and experience necessary to materially add to the Company’s long-term value and achieve our strategic goals, while minimizing risk to the organization.

Briefly, the primary goals of our executive compensation program are as follows:

•	Recruit and retain talented and experienced individuals who are able to develop, implement and deliver on long-term value creation strategies;

•	Provide a substantial portion of each executive’s compensation in components that are directly tied to the long-term value and growth of the Company;

•	Reward both Company and individual performance and achievement;

•	Ensure that our pay structure does not encourage unnecessary and excessive risk taking; and

•	Ensure that our compensation is reasonable and competitive with pay packages made available to executives at companies with which we compete for executive talent.

2013 was a year of significant change at Groupon, including changes in leadership and increased focus on transforming our business into a complete local commerce marketplace. During 2013, we made progress towards our primary objective of becoming an essential part of everyday local commerce for consumers and merchants, in particular:

•

We significantly increased our mobile presence, with nearly 50% of our global transactions taking place on mobile devices in December 2013, and nearly 70 million mobile applications downloaded as of the end of the year.

•	We increased our active deal count to an average of approximately 140,000 by the end of the fourth quarter of 2013.

•

Active customers, which we define as customers who have made a purchase through us during the trailing twelve months, increased 9% in 2013 to nearly 45 million, and we grew our revenue 10%, despite reducing marketing spend by 36%.

•

We made significant progress in our “One Playbook” initiative, which is our strategy to roll out processes throughout our worldwide operations that have driven improvement in our North America business.

•

We acquired Ticket Monster, an e-commerce company based in the Republic of Korea, which gives us a strong position in the 5th largest e-commerce market in the world. We also acquired flash-fashion retailer Ideeli in response to significant customer demand for fashion items. Both of these transactions closed in January 2014.

We are committed to retaining key personnel and attracting talent needed to lead the Company toward achieving our long-term strategic objectives.

Our Compensation-Setting Process

We have been undergoing a period of substantial volatility and development in recent years in a highly competitive business and technological environment, and we have focused on recruiting talented individuals to help us meet specific long-term financial and growth objectives. Individual compensation arrangements with executives have been influenced by a number of factors, including the following, each as of the time of the applicable hiring decision:

•	our need to fill a particular position;

•	our financial position and growth direction at the time of hiring;

•	the individual’s expertise and experience; and

•	the competitive nature of the position.

Our Compensation Committee is composed entirely of independent directors, and is responsible for overseeing our executive compensation program and approving ongoing compensation arrangements for our Named Executive Officers.

Our Compensation Committee reviews our peer group and other compensation data annually to ensure that it remains appropriate for review and comparison purposes. The below peer group, which was used to inform 2013 compensation decisions, was selected using four general selection parameters. They are Internet/Software as a Service companies with a business to consumer model located in the United States which are between two-fifths and two times our size in revenues with a market cap over $3 billion. At the request of the Compensation Committee, we also added a selection parameter to include companies that meet the revenue and market cap parameters above and also had a three year net loss combined with low operating margins. The same peer group was used to inform 2012 compensation decisions.

Akamai Technologies	Alliance Data Systems	Autodesk	Citrix Systems
Equinix	Expedia	Netflix	Nuance Communications
Priceline.com	Rackspace Hosting	Red Hat	Salesforce.com
Vmware	Clear Channel Outdoor Holdings	LSI	Crown Castle Int’l
IAC Interactive	Level 3 Communications	VeriFone	BMC Software

The Compensation Committee has continued to retain Towers Watson as its independent compensation consultant to provide advice, recommendations, and resources to help develop and execute our overall compensation strategy. Towers Watson reports directly to the Compensation Committee, and the Compensation Committee has the sole power to terminate or replace Towers Watson at any time. As part of the engagement of Towers Watson, the Compensation Committee has directed Towers Watson to work with the appropriate members of management to obtain information necessary for it to form its recommendations and evaluate management’s recommendations. Towers Watson will also meet with the Compensation Committee during the Committee’s regular meetings and in executive session, where no members of management are present, and may meet with the Committee chair and other members of the Committee outside of the regular meetings. The Compensation Committee intends to periodically review its relationship with its compensation consultant. To date, Towers Watson has not provided any services to the Company other than the compensation consulting services provided to the Compensation Committee. While we may use Towers Watson for one-time, discrete projects (separate from the consulting advice provided to the Compensation Committee) in the future, the Compensation Committee believes that Towers Watson is free of any conflicts and is able to provide it with independent advice.

We also participate in surveys of market compensation practices in our industry and broadly across all industries, and undertake specialized studies of competitive market practices using the most relevant published survey sources and public filings. When determining 2013 total direct compensation, management presented information to the Compensation Committee based on peer group and industry data. However, while the Compensation Committee considered this information, it did not engage in strict benchmarking to a fixed percentile. The Compensation Committee also relied heavily on the expertise of its members and on management to craft pay packages that are appropriate for our particular executives. We believe that the total compensation of our officers was consistent with market practices for our peer group and competitive market practice.

Our Compensation Committee generally seeks input from our CEO and the most senior members of our Human Resources department when evaluating the performance and compensation of the other Named Executive Officers, as well as during the process of searching for and negotiating compensation packages with new senior management hires. The Compensation Committee gives considerable weight to the CEO’s evaluation of the other Named Executive Officers because of his direct knowledge of each executive officer’s performance and contributions. The Compensation Committee also coordinates with our Chief Financial Officer and Chief Accounting Officer in determining the financial and accounting implications of our compensation programs and hiring decisions. None of our Named Executive Officers participates in Compensation Committee deliberations relating to his or her own compensation.

In determining executive compensation levels, our Compensation Committee considered that over 95% of the shares that voted on our “Say on Pay” proposal at the 2013 Annual Meeting of Stockholders approved our executive compensation program as disclosed in our 2013 proxy statement. In light of this support, the Compensation

Committee believes that our current executive compensation program has been effective in implementing our compensation philosophy and objectives. Nevertheless, the Compensation Committee recognizes that pay practices continue to evolve, and as a result the Compensation Committee continues to refine our executive compensation practices in its ongoing effort to ensure our executive compensation supports our compensation philosophy and objectives, as well as our overall corporate goals and values. The Compensation Committee will continue to consider the results of the Company’s Say on Pay votes in their formulation of our compensation program for our executive officers.

We intend to continue to use our 2011 Incentive Plan, summarized in “2011 Incentive Plan” below, as the primary vehicle for awarding equity and incentive compensation going forward. Beginning in 2011, we discontinued our practice of awarding stock options, although we intend to continue our practice of awarding restricted stock units in connection with our hiring program and for ongoing grants. We also utilize target cash bonus levels for our Named Executive Officers, as described further in “2013 Compensation Decisions” below.

Elements of Our Compensation Program

Our pay practices are focused on providing our executives with a significant amount of their compensation in the form of equity grants, which aligns our executives’ interests with those of our stockholders. The four key elements of our compensation package for Named Executive Officers are base pay, discretionary performance bonuses, equity-based awards, and our benefits programs. We do not use specific formulas or weightings in determining the allocation of the various pay elements; rather, each Named Executive Officer’s compensation has been individually designed to provide a combination of fixed and at-risk compensation that is tied to achievement of the Company’s short-and long-term objectives.

Pay Component	Objective	Benefit to stockholders
Base salary	Provides a measure of stable fixed compensation for performance of day-to-day services	Competitive rates help us attract and retain talented executives

Amount reflects individual’s performance and scope of responsibilities, as well as the competitive market for executive talent

Discretionary performance bonus	Motivates executives to achieve annual individual and company goals	Focused on meeting key business objectives and performance metrics

Equity-based awards	Provides a long-term incentive for executives to focus on stockholder value creation	Award value is based on long-term growth of Groupon’s stock price

Vesting schedule encourages retention

Benefits	Provides for the health and welfare of our executives and their families, for protection from unexpected loss, as well as the opportunity to save for retirement	Market rate benefits help us attract and retain talented executives

The following chart sets forth the relative weight of 2013 compensation attributable to base salary, discretionary performance bonus and equity-based awards for our named Named Executive Officers (other than Eric Lefkofsky and Ted Leonsis, whose pay for 2013 was substantially all in the form of equity-based awards, and Andrew Mason, who received nominal cash compensation).

Base Salary. We offer reasonable base salaries that are intended to provide a level of stable fixed compensation to executives for performance of day-to-day services. Each Named Executive Officer’s base salary was established as the result of arm’s-length negotiation with the individual at the time of the Named Executive Officer’s employment, and is generally reviewed annually to determine whether an adjustment is warranted or required. Eric Lefkofsky receives only nominal cash compensation because his significant equity holdings in the Company align his interests with stockholder interests.

In determining base salaries for our Named Executive Officers, the Compensation Committee considers a number of factors, including the following:

•	The scope of the Named Executive Officer’s responsibilities, prior experience and qualifications;

•	The past individual performance of the Named Executive Officer;

•	Base salary and total compensation relative to other executives in similar positions;

•	Competitive market conditions and market data;

•	Existing employment agreement conditions, if any; and

•	Recommendations of the Chief Executive Officer, other than with respect to his own compensation.

The base salaries paid to our Named Executive Officers in 2013 are set forth in the “Summary Compensation Table” below. The Compensation Committee has also conducted a review of our executive compensation for purposes of determining the base salaries of our executives for fiscal 2014, focusing on overall Company and individual performance and the roles and responsibilities of each of our executives. Due to the critical juncture of the Company and the progress made in fiscal year 2013 as discussed above in “Executive Summary,” the Compensation Committee adjusted the base salaries of the Named Executive Officers other than Mr. Lefkofsky, effective March 26, 2014. The following table shows the base salary rates in effect during 2013 and the new base salary rates for 2014:

Name	2013 Base Salary Rate ($)	2014 Base Salary Rate ($)
Eric Lefkofsky	1	1
Jason Child	380,000	402,800
Kal Raman	450,000	600,000
David Schellhase	350,000	371,000
Jeffrey Holden	350,000	350,000
Ted Leonsis	0	—
Andrew D. Mason	757	—

Discretionary Performance Bonus. We offer our Named Executive Officers the opportunity to earn annual performance bonuses, which are determined by the Board or the Compensation Committee at its sole discretion (other than with respect to Mr. Holden who had received a guaranteed minimum bonus of $500,000 per year), based on each officer’s job performance and the Company’s financial performance. As a young and rapidly changing company, we believe that a discretionary cash bonus program allows the Board and Compensation Committee to retain flexibility to conserve cash while rewarding results as determined to be appropriate.

The Compensation Committee determined that it was appropriate to establish target discretionary bonus opportunities for our Named Executive Officers. For 2013, the target performance-based cash bonus levels for the Named Executive Officers were (1) $500,000 for Mr. Lefkofsky; (2) 125% of base salary for Messrs. Child and Mason; and (3) 100% of base salary for Messrs. Raman, Schellhase and Holden. Mr. Leonsis did not have a target performance-based cash bonus level while serving as a member of the Office of the CEO. The maximum level for each officer is two times the target. Eligibility for the bonus had been conditioned upon the Company’s achieving a minimum Consolidated Segment Operating Income (“CSOI”) amount of $200 million for 2013, which is a non-GAAP financial measure that we define as operating income excluding stock-based compensation and acquisition-related expense (benefit), net. The Compensation Committee did not grant any year-end performance based cash bonuses because the Company did not achieve its minimum CSOI amount. However, in August 2013, Mr. Child received a bonus of $237,500 in 2013, Mr. Raman received a bonus of $225,000, and Mr. Schellhase received a bonus of $175,000. These bonuses were paid out in the Compensation Committee’s discretion and were not tied to any specific metric. In granting these discretionary bonuses, the Compensation Committee considered in particular the Company’s financial performance during the first half of 2013, during which time the Company’s operating results generally exceeded our internal expectations, and the Compensation Committee also considered the additional effort required from our management team during the period when we did not have a permanent CEO. Mr. Holden received his $500,000 guaranteed bonus, as per Mr. Holden’s employment agreement.

For 2014, the Compensation Committee intends to consider performance-based cash bonuses and discretionary bonuses at the levels described above. The eligibility for the performance-based bonus will be conditioned upon achieving a minimum revenue and a minimum Adjusted EBITDA amount. The Compensation Committee chose these metrics because they are critical performance metrics that the Company uses to measure the success of our business. The targets are set a level that the Compensation Committee believes are attainable with hard work and without encouraging unnecessary risk-taking. The Compensation Committee intends to grant 50% of each Named Executive Officer’s target bonus as a performance-based bonus, and intends to use its discretion with respect to the remaining 50% of the bonus amount. The Compensation Committee believes that retaining a discretionary component to the bonus program is important to help ensure the retention of our key executives.

For purposes of the performance-based bonus calculation, Adjusted EBITDA is defined as net income (loss) excluding income taxes, interest and other non-operating items, depreciation and amortization, stock-based compensation, and acquisition-related expense (benefit), net. Adjusted EBITDA is a non-GAAP measure that we present in our quarterly earnings releases to aid investors in understanding our financial results. In addition, it is a key measure used by our management and Board of Directors to evaluate operating performance, generate future plans and make strategic decisions regarding the allocation of capital.

Equity-Based Awards. Our practice, as a rapidly expanding and evolving company, has been to grant equity awards in the form of restricted stock units, or RSUs, to our executive officers, as we believe that this is an effective means to align the interests of the executive with our long-term growth objectives. In addition, the time vesting component of our grants encourages retention of our executives. The sizes and types of awards that have historically been granted to executive officers have not been determined based on a specific formula, but rather on a combination of the Board’s or Compensation Committee’s discretionary judgment regarding the appropriate level of compensation for the position, the need to fill a particular position, and the negotiation process with the particular individual involved. Given the rapidly changing nature of our business, we have reviewed our Named Executive Officer compensation on an ongoing basis, rather than doing an annual review only. As a result of this ongoing review, in January 2013, due to the decline in our stock price at the time, we made equity grants to our Named Executive Officers in order to help ensure that appropriate long-term incentives remain in place, and to help ensure that the Named Executive Officers’ pay packages remain competitive with the markets in which we compete for talent. When determining the number of RSUs to issue under both new hire and ongoing multi-year awards, we use a projected growth scenario to attempt to mitigate the risk of materially overcompensating our executives if our stock price increases significantly. The 2013 equity grants are disclosed below under “2013 Compensation Decisions” and in the “Summary Compensation Table” and the “Grants of Plan-Based Awards for Fiscal 2013” table.

For 2013, we granted the following RSU awards: 780,000 to Mr. Child, 1,000,000 to Mr. Raman, 600,000 to Mr. Schellhase, and 800,000 to Mr. Holden. 25% of the RSUs vested on December 15, 2013 and the remainder of the RSUs vest in 12 equal installments on the 15th of the last month of each quarter, beginning March 15, 2014, subject to the officer’s continued employment with the Company through each vesting date. An additional 200,000 RSUs were granted to Mr. Raman on January 10, 2014, 50,000 of which vested immediately, 100,000 of which will vest on June 15, 2014, and the remaining 50,000 of which will vest on December 15, 2014. The Compensation Committee decided to grant Mr. Lefkofsky a RSU award of 800,000 shares in 2013 upon his appointment to the Chief Executive Officer position, which totaled $6,960,000 in grant date fair value, with 400,000 shares vesting on the one-year anniversary of his appointment as Chief Executive Officer and 100,000 shares vesting in each of the subsequent four quarters. The Compensation Committee also decided to grant Mr. Child and Mr. Raman RSU awards with a one-year vesting period for the significant work being completed through fiscal year 2014 towards advancing our primary objectives as discussed in “Executive Summary” above. Mr. Child’s RSU award was 55,600 shares, totaling $483,720 in grant date fair value, with 13,900 shares vesting in four equal quarterly installments beginning on November 5, 2013. Mr. Raman’s RSU award was 200,000 shares, totaling $1,364,000 in grant date fair value, 50,000 of which vested on January 10, 2014, 100,000 of which will vest on June 15, 2014, and the remaining 50,000 of which will vest on December 15, 2014.

Also, for 2014, we granted the following RSU awards: 400,000 to Mr. Child and 250,000 to Mr. Raman. Mr. Child’s RSU award totaled $4,104,000 in grant date fair value, with 50,000 RSUs vesting on December 31, 2014, 12,500 RSUs vesting each quarter during calendar year 2015, beginning on March 31, 2015, and the remainder of the RSUs vesting in equal increments at the end of each of the following eight quarters, beginning on March 31, 2016. Mr. Raman’s RSU award totaled $2,565,000 in grant date fair value, with 50,000 RSUs vesting on June 15, 2014, and the remaining 200,000 RSUs vesting in equal increments at the end of each of the following 12 quarters, beginning on March 31, 2015.

Benefits Programs. Our employee benefit programs, including our 401(k) plan and health, dental, vision and short-term disability coverage programs, are designed to provide a stable array of support to our employees generally, including our Named Executive Officers, and their families. We generally do not provide perquisites to our Named Executive Officers, with the exception of Mr. Raman’s housing and travel expenses when he is at our headquarters in Chicago. Because Mr. Raman frequently travels and many of his responsibilities deal with our international operations, we have not required that Mr. Raman relocate permanently to Chicago.

CEO Compensation. Our CEO is one of our co-founders and our largest individual stockholder. At his own request, he receives only a nominal base salary. In connection with Mr. Lefkofsky’s appointment as our CEO, the Compensation Committee considered Mr. Lefkofsky’s role as an entrepreneur and innovator in the technology industry, and his intimate knowledge of our business and business strategy, and the difficulty that the Company would face in replacing him, which could have a significant adverse impact on the Company. Consequently, the Compensation Committee decided to develop a compensation package for our CEO to reflect his unique value to the Company, and to give him a compensation package that is below market as compared to our peer group but that provides him with a significant compensation package to help ensure his retention during this critical phase in our development. Mr. Lefkofsky receives the following compensation:

•	$1 annual base salary;

•	A target cash bonus of $500,000, which was not paid in 2013 due to the fact that the target CSOI amount was not attained; and

•

In 2013, a RSU award totaling $6,960,000 in grant date fair value, of which 400,000 shares vest on the one year anniversary of his hiring as our CEO and the remaining 400,000 shares vest over the subsequent four quarters.

2013 Compensation Decisions

Eric Lefkofsky. Mr. Lefkofsky has served as the Company’s Chief Executive Officer since August 5, 2013. Due to Mr. Lefkofsky’s substantial ownership in the Company, Mr. Lefkofsky has requested that he receive an annual salary of only $1 for his service as Chief Executive Officer. For the reasons discussed under “CEO Compensation” above, the Compensation Committee decided to grant Mr. Lefkofsky a RSU award of 800,000 shares in 2013, totaling $6,960,000 in grant date fair value, with 400,000 shares vesting on the one-year anniversary of his appointment as Chief Executive Officer and 100,000 shares vesting in each of the next four quarters. Before being appointed CEO, Mr. Lefkofsky also served in the Office of the CEO from February 28, 2013 until August 5, 2013. While serving in the Office of the CEO, Mr. Lefkofsky did not participate in the Company’s Non-Employee Director Compensation Plan. The Committee decided to compensate him during this time by granting to him immediately vested RSU awards equal to the value of the awards he would have received if he continued to serve solely as a director. Pursuant to this arrangement, Mr. Lefkofsky received 22,306 shares, totaling $149,996 in grant date fair value, which were fully vested when granted.

Jason Child. Mr. Child is the Company’s Chief Financial Officer and is responsible for leading Groupon’s finance organization on a worldwide basis. In 2013, Mr. Child received an annual salary of $380,000 and a cash bonus of $237,500. Mr. Child’s cash bonus was paid out in the Compensation Committee’s discretion, based on the Company’s performance during the first half of 2013 and his efforts in connection with our transition to a new CEO. Mr. Child did not receive any year-end performance-based cash bonus pursuant to his employment agreement because the Company did not achieve its minimum CSOI amount. Mr. Child also received a RSU award of 780,000 shares, totaling $4,212,000 in grant date fair value, with 25% of the RSUs vesting on December 15, 2013 and the remainder of the RSUs vesting in 12 equal installments on the 15th of the last month of each quarter, beginning March 15, 2014. The Compensation Committee also decided to grant Mr. Child a RSU award with a one-year vesting period for the significant work being completed in 2013 and through fiscal year 2014 towards advancing our primary objectives as discussed in “Executive Summary” above. Mr. Child therefore received a RSU award of 55,600 shares, totaling $483,720 in grant date fair value, vesting in four equal quarterly installments beginning on November 5, 2013. For 2014, Mr. Child received an annual salary increase of $22,800, to $402,800, and received a RSU award of 400,000 shares, totaling $4,104,000 in grant date fair value, with 50,000 RSUs vesting on December 31, 2014, 12,500 RSUs vesting each quarter during calendar year 2015, beginning on March 31, 2015, and the remainder of the RSUs vesting in equal increments at the end of each of the following eight quarters, beginning on March 31, 2016.

Kal Raman. Mr. Raman is the Company’s Chief Operating Officer. In 2013, Mr. Raman received a salary of $450,000 and a cash bonus of $225,000. Mr. Raman’s cash bonus was paid out in the Compensation Committee’s discretion, based on the Company’s performance during the first half of 2013 and his efforts in connection with our transition to a new CEO. Mr. Raman did not receive any year-end performance-based cash bonus pursuant to his employment agreement because the Company did not achieve its minimum CSOI amount. Mr. Raman also received a RSU award of 1,200,000 shares, totaling $6,480,000 in grant date fair value, with 25% of the RSUs vesting on December 15, 2013 and the remainder of the RSUs vesting in 12 equal installments on the 15th of the last month of each quarter, beginning March 15, 2014. However, because Mr. Raman’s award was in excess of the then applicable calendar year per participant award limit of 1 million shares in the 2011 Incentive Plan, 200,000 of the RSUs from the award were rescinded. For 2014, due to Mr. Raman’s significant work being completed through fiscal year 2014 towards advancing our primary objectives as discussed in “Executive Summary” above, in particular the “One Playbook” initiative, Mr. Raman received (1) an annual salary increase of $150,000, to $600,000, and (2) a RSU award of 200,000 shares, totaling $1,364,000 in grant date fair value, 50,000 of which vested on January 10, 2014, 100,000 of which will vest on June 15, 2014, and the remaining 50,000 of which will vest on December 15, 2014. Mr. Raman also received a RSU award of 250,000 shares as a part of our 2014 annual grant cycle, totaling $2,565,000 in grant date fair value, with 50,000 RSUs vesting on June 15, 2014, and the remaining 200,000 RSUs vesting in equal increments at the end of each of the following 12 quarters, beginning on March 31, 2015.

David Schellhase. Mr. Schellhase is the Company’s General Counsel. In 2013, Mr. Schellhase received a salary of $350,000 and a cash bonus of $175,000. Mr. Schellhase’s cash bonus was paid out in the Compensation Committee’s discretion, based on the Company’s performance during the first half of 2013 and his efforts in connection with our transition to a new CEO. Mr. Schellhase also received a RSU award of 600,000 shares, totaling $3,240,000 in grant date fair value, with 25% of the RSUs vesting on December 15, 2013 and the remainder of the RSUs vesting in 12 equal installments on the 15th of the last month of each quarter, beginning March 15, 2014. Mr. Schellhase’s cash bonus was paid out in the Compensation Committee’s discretion, based on the Company’s performance during the first half of 2013 and his efforts in connection with our transition to a new CEO. For 2014, Mr. Schellhase received an annual salary increase of $21,000, to $371,000.

Jeffrey Holden. Mr. Holden was the Company’s Senior Vice President-Product Management until March 18, 2014. In 2013, Mr. Holden received a salary of $350,000. Mr. Holden also received a RSU award of 800,000 shares, totaling $4,320,000 in grant date fair value, with 25% of the RSUs vesting on December 15, 2013 and the remainder of the RSUs vesting in 12 equal installments on the 15th of the last month of each quarter, beginning March 15, 2014. Upon his resignation from the Company, Mr. Holden forfeited RSUs with respect to 1,391,146 shares and is required to pay to the Company his pro rata repayment, net of previously paid tax withholding, of his guaranteed bonus.

Ted Leonsis. Mr. Leonsis served in the Office of the CEO from February 28, 2013 until August 5, 2013. While serving in the Office of the CEO, Mr. Leonsis did not participate in the Company’s Non-Employee Director Compensation Plan. The Committee decided to compensate him during this time by granting to him immediately vested RSU awards equal to the value of the awards he would have received if he continued to serve solely as a director. In 2013, pursuant to this arrangement, Mr. Leonsis received 23,626 shares, totaling $158,750 in grant date fair value, which were fully vested when granted.

Andrew Mason. Mr. Mason is a co-founder of the Company and was the Company’s Chief Executive Officer until February 28, 2013. Due to Mr. Mason’s substantial equity ownership in Groupon, Mr. Mason had requested that he not receive any bonuses or equity-based awards in 2013. Mr. Mason’s annual salary in 2013 was $756.72.

Post-Employment Compensation

Messrs. Child, Raman, and Schellhase are party to, and Messrs. Holden and Mason were (prior to their terminations) party to, employment agreements with Groupon, which set forth the terms and conditions of their employment, including post-employment arrangements. These agreements provide for certain benefits in the event of the Named Executive Officer’s termination of employment under specified circumstances or upon a change in control. We believe that our extension of these post-employment and change in control benefits is necessary in order to remain competitive with market practice. The material terms of these post-employment arrangements are set forth in “Potential Payments Upon Termination or Change in Control” below, except with respect to Mr. Mason, whose employment was terminated on February 28, 2013. The terms of Mr. Mason’s termination are described under “Termination of Andrew D. Mason” below. Further, Mr. Holden resigned on March 18, 2014; therefore, any post-employment compensation described or reflected under “Employment Agreements or Potential Payments Upon Termination or Change in Control” for Mr. Holden is for illustrative purposes only. The terms of Mr. Holden’s termination are described under “Termination of Jeffrey Holden” below.

Effect of Accounting and Tax Treatment on Compensation Decisions

Accounting Treatment. We recognize a charge to earnings for accounting purposes for equity awards over their vesting period. We expect that our Compensation Committee will continue to review and consider the accounting impact of equity awards in addition to considering the impact for dilution and overhang when deciding on amounts and terms of equity grants.

Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, or the “Code,” may limit the amount that we may deduct from our federal income taxes for compensation paid to our executive officers to one million dollars per executive officer per year, unless certain requirements are met. Code Section 162(m) provides an exception from this deduction limit for certain forms of performance-based compensation. While our Compensation Committee is mindful of the benefit to us of the full deductibility of compensation, the Board and the Compensation Committee believe that we should not be constrained by the requirements of the Code Section 162(m) exception where those requirements would impair our flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, the Board and the Compensation Committee have not adopted a policy that would require that all compensation be deductible. We intend to continue to compensate our executive officers in a manner consistent with the best interests of the Company and our stockholders.

Taxation of Parachute Payments and Deferred Compensation. We do not provide and have no obligation to provide any executive officer, including any Named Executive Officer, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Section 280G, 4999, or 409A of the Code. Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control that exceed certain limits prescribed by the Code, and that the employer may forfeit a deduction on the amounts subject to this additional tax. Our 2011 Plan and our 2010 Plan permit a participant to elect, in his or her discretion, to reduce a payment or acceleration of vesting under the applicable plan to the extent necessary to avoid the imposition of an excise tax under Sections 280G and 4999. Section 409A of the Code also may impose significant taxes on a service provider in the event that he or she receives deferred compensation that does not comply with the requirements of Code Section 409A. We have structured our compensation arrangements with the intention of complying with or otherwise being exempt from the requirements of Code Section 409A. Further, our 2011 Plan and our 2010 Plan provide that the Board may amend the terms of each plan or any award agreement to the extent necessary to comply with or effectuate an exemption from the requirements of Code Section 409A.

Summary Compensation Table for Fiscal Years 2013, 2012, and 2011

Historical Compensation of Executive Officers

The executive compensation disclosure contained in this section reflects compensation information for the years ended December 31 of 2013, 2012, and 2011. The following Summary Compensation Table for Fiscal Years 2013, 2012, and 2011 contains compensation information for: (1) Mr. Lefkofsky, who has served as Chief Executive Officer since August 5, 2013 and served in the Office of the CEO from February 28, 2013 until August 5, 2013; (2) Mr. Child, who served as Chief Financial Officer during 2013; (3) Messrs. Raman, Schellhase and Holden, who were our other three most highly compensated executive officers serving as of December 31, 2013; (4) Mr. Leonsis, who served in the Office of the CEO from February 28, 2013 until August 5, 2013; and (5) Mr. Mason, who served as Chief Executive Officer until February 28, 2013. We refer to these seven individuals in this proxy statement as our “Named Executive Officers.” No compensation information is provided for 2011 and 2012 for Mr. Lefkofsky (who became a Named Executive Officer in 2013), 2011 for Mr. Raman (who became a Named Executive Officer in 2012), and 2011 and 2012 for Mr. Leonsis (who became a Named Executive Officer in 2013).

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Stock Awards ($)(4)	All Other Compensation ($)(5)	Total Compensation ($)
Eric Lefkofsky(6)	2013	0	0	0	7,109,996	0	7,109,996
Chief Executive Officer
Jason Child(7)	2013	380,000	237,500	0	4,695,720	8,887	5,322,167
Chief Financial Officer	2012	371,875	350,000	0	0	7,300	729,175
	2011	350,000	500,000	0	1,229,000	11,616	2,090,616
Kal Raman(8)	2013	450,000	225,000	0	5,400,000	64,492	6,139,492
Chief Operating Officer	2012	284,659	400,000	0	7,582,250	78,004	8,344,913
David Schellhase	2013	350,000	175,000	0	3,240,000	3,435	3,768,435
General Counsel	2012	344,792	0	0	2,248,350	3,085	2,596,227
	2011	168,750	192,260	0	6,160,000	20,821	6,541,831
Jeffrey Holden(9)	2013	350,000	1,000,000	0	4,320,000	2,160	5,672,160
Former Senior Vice President,	2012	336,458	0	0	5,483,200	1,920	5,821,578
Product Management	2011	205,000	1,825,000	0	11,521,875	1,280	13,553,155
Theodore Leonsis(10)	2013	0	0	0	158,750	0	158,750
Former Member of the Office of the CEO
Andrew D. Mason(11)	2013	139	0	0	0	7,708	7,847
Former Chief Executive Officer	2012	757	0	0	0	4,534	5,291
	2011	757	0	0	0	7,186	7,943

(1)	Messrs. Lefkofsky and Leonsis did not take a salary during their tenure in the Office of the CEO and Mr. Lefkofsky’s pro-rata salary in 2013 for his tenure as CEO was less than $1.00.

(2)

Amounts disclosed in this column relate to (i) for Mr. Child, in 2013 a discretionary bonus of $237,500, in 2012 a $350,000 guaranteed bonus, and in 2011 a $500,000 bonus of which $350,000 was guaranteed under his amended and restated employment agreement dated April 29, 2011; (ii) for Mr. Raman, in 2013 a discretionary bonus of $225,000, and in 2012, a $400,000 signing and relocation bonus; (iii) for Mr. Schellhase, in 2013 a $175,000 discretionary bonus, and in 2011 a $75,000 signing and relocation bonus and a guaranteed pro-rata portion of his target bonus for 2011 under his employment agreement, and (iv) for Mr. Holden, in 2013 a $1,000,000 retention bonus, portions of which were subject to repayment if Mr. Holden terminated employment for any reason prior to December 31, 2015, and in 2011 a $325,000 signing bonus and a $1,500,000 retention bonus, portions of which were subject to repayment if Mr. Holden terminated employment for any reason prior to December 31, 2013. Due to Mr. Holden’s voluntary termination on March 18, 2014, the Company will receive a pro-rata repayment of the 2013 retention bonus net of previously paid tax withholding.

(3)	Groupon awarded no stock options to any Named Executive Officers in 2011, 2012, and 2013; therefore, there are no amounts to report under this column.

(4)	Amounts disclosed in this column relate to grants of RSUs made under the 2011 and 2010 Plans. With respect to each RSU grant, the amounts disclosed generally reflect the grant date fair value computed in accordance with FASB ASC Topic 718. Grant date fair value for each RSU are set forth in Note 10 to the Company’s audited consolidated financial statements for the year ended December 31, 2013 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and do not reflect amounts actually paid to, or realized by, the Named Executive Officers in 2013, 2012, or 2011. For further information on the RSU grants made in 2013, see the “Grants of Plan-Based Awards in Fiscal Year 2013” table below.

Mr. Holden voluntarily resigned from the Company on March 18, 2014. As required by SEC rules, the amount shown in this column for Mr. Holden includes the full grant date fair value of his equity awards, despite his subsequent forfeitures of a portion of his outstanding RSUs upon his resignation.

(5)	Amounts disclosed in this column include (i) amounts paid to reimburse our Named Executive Officers for the cost of participation in our group health and welfare plans and for parking costs at the Company’s headquarters in Chicago, Illinois, (ii) for Mr. Raman, $41,283 in temporary housing costs and $2,336 in Company paid meals in connection with time worked at the Company’s headquarters, $19,313 in Company paid airfare and $1,560 in Company paid ground transportation incurred in connection with traveling between the Company’s headquarters and his permanent residence.

(6)	Mr. Lefkofsky was appointed as our Chief Executive Officer on August 6, 2013. Prior to his appointment as CEO, he served in the Office of the CEO from February 28, 2013 to August 5, 2013.

(7)	Mr. Child was appointed as our Chief Financial Officer on December 20, 2010. Prior to his appointment, no single individual served in the capacity of or performed the functions of Chief Financial Officer of the Company.

(8)	Mr. Raman joined us as Senior Vice President, Americas on May 7, 2012 and was promoted to Chief Operating Officer on August 6, 2012.

(9)	Mr. Holden resigned from the Company on March 18, 2014.

(10)	Mr. Leonsis was appointed to the Office of the CEO on February 28, 2013 and served in this capacity until August 5, 2013.

(11)	At his own recommendation to the Compensation Committee, Mr. Mason’s base salary rate for 2013 was maintained at $756.72, pursuant to a reduction implemented effective January 1, 2011. Mr. Mason was terminated as our Chief Executive Officer on February 28, 2013.

Employment Agreements and Other Compensation Arrangements (Current Employees)

Eric Lefkofsky. Mr. Lefkofsky does not have an employment agreement with the Company. Mr. Lefkofsky receives an annual salary of $1 for his service as Chief Executive Officer, and is eligible for an annual performance bonus with a target amount of $500,000. In 2013, he also received a RSU award of 800,000 shares, with 400,000 shares vesting on the one-year anniversary of his appointment as Chief Executive Officer and 100,000 shares vesting in each of the following four quarters, subject to his continued employment through each vesting date. Mr. Lefkofsky has also entered into a severance benefit agreement with the Company, and is entitled to receive certain benefits upon specified terminations of employment and a change in control under such agreement, which benefits are summarized below in “Potential Payments Upon Termination or Change in Control.”

Jason Child. We entered into an employment agreement with Mr. Child to serve as our Chief Financial Officer effective December 20, 2010, which was amended and restated effective April 29, 2011, and expires on December 20, 2015. Pursuant to his amended and restated employment agreement, Mr. Child is paid a base salary and Mr. Child’s annual performance bonus is targeted at 125% of his base salary, as described under “Elements of our Compensation Program-Discretionary Performance Bonuses” above (however, for 2012, his minimum annual performance bonus was $350,000). Mr. Child is entitled to participate in our executive and employee benefit plans on the same basis as other members of our senior management, and is reimbursed by us for the costs of those employee benefit plans in which he elects to participate. In connection with the execution of his employment agreement in December 2010, Mr. Child received a one-time signing bonus of $375,000, and an award of 1,200,000 restricted stock units under our 2010 Plan. We granted Mr. Child an additional 100,000 restricted stock units on April 29, 2011 under our 2010 Plan in connection with the execution of his amended and restated employment agreement. Restricted stock units do not vest if Mr. Child has not been continuously employed by us up to and including the applicable vesting date. Mr. Child has also entered into a severance benefit agreement with the Company, and is entitled to receive certain benefits upon certain terminations of employment and a change in control under such agreement and his amended and restated employment agreement, which benefits are summarized below in “Potential Payments Upon Termination or Change in Control.”

Kal Raman. We entered into an employment agreement Mr. Raman on April 19, 2012 when he was hired as the Company’s Senior Vice President, Americas. Mr. Raman receives an annual base salary and is also eligible for an annual performance bonus with a target amount of 100% of his base salary. Mr. Raman also received when hired (1) a signing and relocation bonus of $400,000, paid in two equal installments, 30 days and six months after his start date and (2) an equity award of 600,000 restricted stock units that will vest over four years. 25% of the restricted stock units vested on the one-year anniversary of his employment, and 1/16th vest in each of the subsequent quarters, subject to his continued employment at each vesting date. Mr. Raman is eligible to participate in the benefit programs generally available to senior executives of the Company. His employment agreement was amended on January 29, 2013 to provide that Mr. Raman is not required to relocate to Chicago and that the Company will provide reimbursement for his housing expenses in Chicago and travel to and from his residence and Chicago beyond the original six month term. Mr. Raman’s employment agreement was further amended on February 18, 2014 to clarify his title as “Chief Operating Officer” and to provide Mr. Raman with benefits upon certain terminations of employment and a change in control, which benefits are summarized below in “Potential Payments Upon Termination or Change in Control.”

David Schellhase. We entered into an employment agreement with Mr. Schellhase to serve as our General Counsel effective June 1, 2011 and expiring on May 31, 2016. Pursuant to the terms of his employment agreement, Mr. Schellhase is paid a base salary and is also eligible to receive an annual performance bonus targeted at 100% of his base salary, as described under “Elements of our Compensation Program-Discretionary Performance Bonuses” above. For 2011, Mr. Schellhase was entitled to receive a guaranteed bonus of $200,000, which was prorated for the actual period of his employment in 2011. Mr. Schellhase is entitled to participate in our executive and employee benefit plans on the same basis as other members of our senior management, and is reimbursed by us for the costs of those employee benefit plans in which he elects to participate. In connection with the execution of his employment agreement, Mr. Schellhase received a one-time signing bonus of $75,000, and an award of 437,500 restricted stock units under our 2010 Plan. 20% of the restricted stock units vested on the one year anniversary of Mr. Schellhase’s employment, and the remaining units vest in equal increments at the end of each of the forty-eight subsequent months. Restricted stock units do not vest if Mr. Schellhase has not been continuously employed by us up to and including the applicable vesting date. Mr. Schellhase has also entered into a severance benefit agreement with the Company, and is entitled to receive certain benefits upon certain terminations of employment and a change in control under such agreement and his employment agreement, which benefits are summarized below in “Potential Payments Upon Termination or Change in Control.”

Employment Agreements and Other Compensation Arrangements (Former Employees)

Jeffrey Holden. We entered into an employment agreement with Mr. Holden to serve as our Senior Vice President, Product Management effective April 18, 2011, which would have expired on April 18, 2017. Pursuant to the terms of his employment agreement, Mr. Holden was paid a base salary and was also eligible to receive an annual performance bonus targeted at 100% of his base salary, as described under “Elements of our Compensation Program-Discretionary Performance Bonuses” above. Mr. Holden was entitled to participate in our executive and employee benefit plans on the same basis as other members of our senior management. In connection with the execution of his employment agreement, Mr. Holden received a one-time signing bonus of $325,000 and an award of 937,500 restricted stock units under our 2010 Plan. 156,250 restricted stock units vested on the one year anniversary of Mr. Holden’s employment, and the remaining units vest in equal increments at the end of each of the sixty subsequent months, subject to Mr. Holden’s continuous employment with the Company through the applicable vesting date. Mr. Holden was also entitled to receive certain benefits upon certain terminations of employment and a change in control, which benefits are summarized below in “Potential Payments Upon Termination or Change in Control.” On March 14, 2013, the Company entered into a letter agreement with Mr. Holden, pursuant to which he would have received a guaranteed bonus of $500,000 for each of 2014 and 2015. In connection with Mr. Holden’s resignation from the Company effective March 18, 2014, Mr. Holden (1) is required to pay to the Company his pro rata repayment, net of previously paid tax withholding, of his guaranteed bonus amounts and (2) forfeited RSU awards totaling 1,391,146 shares. Mr. Holden did not receive any severance payments in connection with his resignation.

Andrew D. Mason. We entered into an employment agreement with Mr. Mason to serve as our Chief Executive Officer effective November 1, 2009, which replaced his prior employment agreement. This agreement was scheduled to expire on December 1, 2014. Pursuant to his agreement, Mr. Mason was to be paid a base salary of $180,000 annually, which amount was to be increased by at least 15% per year thereafter. Notwithstanding this provision of his employment agreement, Mr. Mason’s base salary for 2012, as with 2011, was reduced to $756.72, upon his own recommendation to the Compensation Committee. He was also eligible to receive an annual performance bonus targeted at 125% of his base salary, as described under “Elements of our Compensation Program-Discretionary Performance Bonuses” above. Notwithstanding this provision of his employment agreement, Mr. Mason’s bonus was eliminated as a component of his 2012 compensation, upon his own recommendation to the Compensation Committee. Mr. Mason was also entitled to participate in our executive and employee benefit plans on the same basis as other members of our senior management, and was reimbursed by us for the costs of those employee benefit plans in which he elected to participate. In connection with the execution of his employment agreement, Mr. Mason purchased 3,600,000 shares of our Class A common stock on November 1, 2009 at their then current fair market value with a promissory note. In April 2011, Mr. Mason repaid the promissory note with respect to 3,300,000 shares and forfeited 300,000 shares. In connection with the repayment of the promissory note and forfeiture of the shares, the remaining balance of the promissory note was canceled. These shares are subject to our right to repurchase upon a termination of Mr. Mason’s employment for any reason prior to November 1, 2014, at a purchase price of their fair market value on the date that Company repurchases the shares. The repurchase right lapsed with respect to 20% of the underlying shares for every year in which Mr. Mason continued to be employed commencing on November 1, 2009. To date, the Company has not exercised its repurchase right. Upon his termination of employment effective February 18, 2013, he received the benefits described in “Termination of Andrew D. Mason” below.

Grants of Plan-Based Awards in 2013

The following table sets forth information regarding grants of awards made to our Named Executive Officers during 2013. We did not grant any option awards or plan-based cash awards during 2013.

Name(1)	Grant Date	Number of Securities Underlying Restricted Stock Units (#)		Grant Date Fair Value of Stock Awards ($)(2)
Eric Lefkofsky	3/28/2013	4,085	(3)	25,000
	6/13/2013	18,221	(3)	125,000
	8/6/2013	800,000	(4)	6,960,000
Jason Child	1/28/2013	780,000	(5)	4,212,000
	8/6/2013	55,600	(6)	483,720
Kal Raman	1/28/2013	1,000,000	(7)	5,400,000
David Schellhase	1/28/2013	600,000	(5)	3,240,000
Jeffrey Holden	1/28/2013	800,000	(5)	4,320,000
Theodore Leonsis	3/28/2013	4,493	(3)	27,497
	6/13/2013	19,133	(3)	131,252

(1)	Mr. Mason did not receive any plan-based awards in 2013; therefore, he has been omitted from this table.

(2)	Reflects grant date fair value of restricted stock units computed in accordance with FASB ASC Topic 718. Assumptions underlying the valuations are set forth in footnote 4 to the Summary Compensation Table above. These amounts do not correspond to the actual value that may be realized by the Named Executive Officers.

(3)	Reflects the award of immediately vested restricted stock units under the 2011 Plan during Mr. Lefkofsky’s and Mr. Leonsis’s tenure in the Office of the CEO in substitution of the deferral of cash retainer fees they otherwise would have received as members of the Board of Directors. Equity awards granted to Mr. Leonsis in connection with his service as a director are reported under “Director Compensation in 2013” below.

(4)	Reflects the award of restricted stock units under the 2011 Plan made to Mr. Lefkofsky upon his appointment of Chief Executive Officer on August 6, 2013.

(5)	Reflects the award of restricted stock units under the 2011 Plan as part of a 2013 compensation review. With regard to Mr. Holden, all unvested RSUs that remained outstanding as of his date of termination were canceled as of his date of termination.

(6)	Reflects the award of restricted stock units under the 2011 Plan as part of a 2013 compensation review.

(7)	Reflects the award of restricted stock units under the 2011 Plan as part of a 2013 compensation review. Mr. Raman’s original award amount was 1,200,000 RSUs, of which 200,000 were rescinded in December 2013 to comply with the individual share limit under the 2011 Incentive Plan.

Outstanding Equity Awards at 2013 Year-End

The following table lists all outstanding equity awards held by our Named Executive Officers as of December 31, 2013. These unit amounts have been adjusted, as applicable, to reflect (i) a two-for-one forward stock split completed in January 2011 and (ii) a two-for-one forward stock split completed in October 2011. There were no outstanding option awards as of December 31, 2013. See “Potential Payments on Termination or Change-in-Control” for information regarding the impact of certain employment termination scenarios on outstanding equity awards.

	Stock Awards
Name(1)	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(15)
Eric Lefkofsky	800,000	(2)	9,416,000
Jason Child	480,000	(3)	5,649,600
	40,000	(4)	470,800
	585,000	(5)	6,885,450
	41,700	(6)	490,809
Kal Raman	375,000	(7)	4,413,750
	750,000	(8)	8,827,500
David Schellhase	245,001	(9)	2,883,662
	75,000	(10)	882,750
	450,000	(11)	5,296,500
Jeffrey Holden	520,798	(12)	6,130,216
	373,750	(13)	4,399,038
	600,000	(14)	7,062,000

(1)	Mr. Mason’s employment with the Company was terminated on February 28, 2013, and as of that date he had no outstanding equity awards to report in this table. Equity awards granted to Mr. Leonsis for his service as a director (including vesting terms) are reported under “Director Compensation in 2013” below, and his equity awards granted for his service in the Office of the Chief Executive vested immediately upon grant.

(2)	Restricted stock units vest according to the following schedule: 400,000 will vest on August 6, 2014, and an additional 100,000 vest on the 6th day of each subsequent three-month period following the initial vesting event. Vesting is subject to Mr. Lefkofsky’s continued employment up to and including each applicable vesting date.

(3)	Restricted stock units vest according to the following schedule: 240,000 vested on December 20, 2011, and an additional 60,000 vest on the 20th day of each subsequent three-month period following the initial vesting event. Vesting is subject to Mr. Child’s continued employment by the Company up to and including each applicable vesting date.

(4)	Restricted stock units vest according to the following schedule: 20,000 vested on December 20, 2011, and an additional 5,000 vest on the 20th day of each subsequent three-month period following the initial vesting event. Vesting is subject to Mr. Child’s continued employment by the Company up to and including each applicable vesting date.

(5)	Restricted stock units vest according to the following schedule: 195,000 vested on December 15, 2013, and an additional 48,750 vest on the 15th day of each subsequent three-month period following the initial vesting event. Vesting is subject to Mr. Child’s continued employment by the Company up to and including each applicable vesting date.

(6)	Restricted stock units vest according to the following schedule: 13,900 vested on November 5, 2013, and an additional 13,900 vest on the 5th day of each subsequent three-month period following the initial vesting event. Vesting is subject to Mr. Child’s continued employment by the Company up to and including each applicable vesting date.

(7)	Restricted stock units vest according to the following schedule: 150,000 vested on May 7, 2013 and an additional 37,500 vest on the 7th day of each subsequent quarter following May 7, 2013. Vesting is subject to Mr. Raman’ s continued employment by the Company up to and including each applicable vesting date.

(8)	Restricted stock units vest according to the following schedule: 250,000 vested on December 15, 2013, and an additional 62,500 vest on the 15th day of each subsequent three-month period following the initial vesting event. Vesting is subject to Mr. Raman’s continued employment by the Company up to and including each applicable vesting date.

(9)	Restricted stock units vest according to the following schedule: 87,500 vested on June 1, 2012, and an additional 5,833 vest on the 1st day of each subsequent month following the initial vesting event. Vesting is subject to Mr. Schellhase’s continued employment by the Company up to and including each applicable vesting date.

(10)	Restricted stock units vest according to the following schedule: 7,500 vested on July 26th, 2012, and an additional 7,500 vest on the 26th day of each subsequent three-month period following the initial vesting event. Vesting is subject to Mr. Schellhase’s continued employment by the Company up to and including each applicable vesting date.

(11)	Restricted stock units vest according to the following schedule: 150,000 vested on December 15, 2013, and an additional 37,500 vest on the 15th day of each subsequent three-month period following the initial vesting event. Vesting is subject to Mr. Schellhase’s continued employment by the Company up to and including each applicable vesting date.

(12)	Restricted stock units vest according to the following schedule: 156,250 vested on April 18, 2012, and an additional 13,021 vest on the 18th day of each subsequent month following April 18, 2012. Vesting is subject to Mr. Holden’s continued employment by the Company up to and including each applicable vesting date. All unvested RSUs as of Mr. Holden’s termination date of March 18, 2014 were canceled.

(13)	Restricted stock units vest according to the following schedule: 14,375 vested on July 26, 2012 and 14,375 vest on the 26th day of each quarter following July 26, 2012. Vesting is subject to Mr. Holden’s continued employment by the Company up to and including each applicable vesting date. All unvested RSUs as of Mr. Holden’s termination date of March 18, 2014 were canceled.

(14)	Restricted stock units vest according to the following schedule: 200,000 vested on December 15, 2013, and an additional 50,000 vest on the 15th day of each subsequent three-month period following the initial vesting event. Vesting is subject to Mr. Holden’s continued employment by the Company up to and including each applicable vesting date. All unvested RSUs as of Mr. Holden’s termination date of March 18, 2014 were canceled.

(15)	Reflects the market value of outstanding restricted stock units, based on the price per share of Class A common stock of $11.77, the closing market price on December 31, 2013. These amounts do not correspond to the actual value that may be realized by the Named Executive Officers.

Option Exercises and Stock Vested in 2013

The following table sets forth the number of shares of Class A common stock acquired during 2013 by our Named Executive Officers upon the vesting of restricted stock unit awards and the value realized upon such vesting. These unit amounts have been adjusted, as applicable, to reflect (i) the two-for-one forward stock split completed in January 2011 and (ii) the two-for-one forward stock split completed in October 2011. No stock options vested in 2013.

	Stock Awards
Name(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Eric Lefkofsky	22,306	149,996
Jason Child	468,900	4,560,357
Kal Raman	750,000	6,195,994
David Schellhase	422,200	3,655,505
Jeffrey Holden	413,750	3,785,058
Theodore Leonsis	23,626	158,749

(1)	Mr. Mason’s employment with the Company was terminated on February 28, 2013, and he had no stock awards vesting or options exercised in 2013.

(2)	Reflects the aggregate number of shares of Class A common stock underlying the restricted stock unit awards that vested in 2013. Of the amount shown for Mr. Child, 201,459 shares of Class A common stock were withheld to pay taxes due in connection with the vesting. Of the amount shown for Mr. Raman, 326,197 shares of Class A common stock were withheld to pay taxes due in connection with the vesting. Of the amount shown for Mr. Schellhase, 175,377 shares of Class A common stock were withheld to pay taxes due in connection with the vesting. Of the amount shown for Mr. Holden, 187,890 shares of Class A common stock were withheld to pay taxes due in connection with the vesting.

(3)	Calculated by multiplying (i) the fair market value of Class A common stock on the vesting date, which was determined using the closing price on the Nasdaq of a share of Class A common stock on the date of vesting, or if such day is a holiday, on the immediately preceding trading day, by (ii) the number of shares of Class A common stock acquired upon vesting. Of the amount shown for Mr. Child, $2,539,683 represents net proceeds to Mr. Child. Of the amount shown for Mr. Raman, $3,427,687 represents net proceeds to Mr. Raman. Of the amount shown for Mr. Schellhase, $2,079,929 represents net proceeds to Mr. Schellhase. Of the amount shown for Mr. Holden $2,042,823 represents net proceeds to Mr. Holden.

Pension Benefits

Aside from our 401(k) plan, we do not maintain any pension plan or arrangement under which our Named Executive Officers are entitled to participate or receive post-retirement benefits.

Non-Qualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans or arrangements under which our Named Executive Officers are entitled to participate.

Hedging Policy

Our directors and executive officers are prohibited from hedging their ownership of Company stock, including trading in options, puts, calls, or other derivative instruments related to Company stock or debt. They are also prohibited from pledging their stock as collateral for a loan and from holding their stock as collateral in a margin account.

Potential Payments Upon Termination or Change in Control

Potential Payments pursuant to Mr. Lefkofsky’s Severance Benefit Agreement. Mr. Lefkofsky entered into a severance benefit agreement with us, effective August 6, 2013. Upon a termination of Mr. Lefkofsky’s employment by us other than for cause or by the executive for good reason, Mr. Lefkofsky would be entitled to the following severance benefits: (a) a lump-sum payment equal to six months of base salary; (b) a lump sum payment equal to six months of COBRA payments if he elects COBRA coverage; and (c) full and immediate vesting of all equity-based awards scheduled to vest within six months of the termination date or, if such termination is in connection with a change in control of the Company, full and immediate vesting of 50% of all unvested equity-based awards. Mr. Lefkofsky is also subject to non-competition and non-solicitation restrictive covenants for a period of eighteen months following a termination of employment for any reason.

“Cause” is defined as follows with respect to Mr. Lefkofsky:

•	material failure to perform his reasonably assigned duties as an employee (other than a failure resulting from disability);

•	engaging in any intentional act of fraud, theft, dishonesty, or falsification with respect to the Company;

•	conviction of a felony, a crime of moral turpitude, or a criminal act that prevents him from performing his duties with the Company;

•	engaging in gross misconduct or the material violation of our code of business conduct; or

•	violation of any federal or state law or regulation applicable to the business of the Company.

“Good reason” is defined as follows with respect to Mr. Lefkofsky:

•	a material adverse change in the nature or scope of authority, powers, functions, duties, responsibilities or reporting relationship;

•	a material reduction in rate of annual base salary;

•

our failure to continue any material compensation plan in which Mr. Lefkofsky is participating, unless he is permitted to participate in other plans providing him with substantially comparable compensation-related benefits, or the taking of any action by us which would adversely affect the Mr. Lefkofsky’s participation in or materially reduce the his compensation-related benefits under any such plan;

•	an office relocation more than 50 miles from our current office; or

•	our failure to obtain from any successor or transferee of the Company an express written and unconditional assumption of the our obligations under Mr. Lefkofsky’s severance benefit agreement.

“Change in control” is defined as follows with respect to Mr. Lefkofsky:

•

a transaction in which the stockholders of the Company immediately before the transaction do not retain immediately after the transaction direct or indirect beneficial ownership of more than 50% of the total combined voting power of the outstanding securities entitled to vote generally in the election of directors or, in the case of a sale of substantially all of the assets of the Company, the entity to which the assets of the Company were transferred; or

•	approval by the stockholders of a plan of complete liquidation or dissolution of the Company.

Potential Payments pursuant to Mr. Child’s Employment Agreement and Severance Benefit Agreement. Mr. Child is party to an amended and restated employment agreement with us, effective April 29, 2011, and effective August 6, 2013, he also entered into a severance benefit agreement with us. Upon a termination of employment by us without cause, exclusive of death or disability, or by Mr. Child for good reason, Mr. Child is entitled to receive immediate vesting of the greater of (a) 220,000 unvested restricted stock units (from his original grant of 1,200,000 restricted stock units) and (b) all unvested restricted stock units scheduled to vest within six months of termination or, if the termination occurs on a date within three months prior to or 12 months after the election of a chief executive officer replacing Mr. Lefkofsky, all unvested restricted stock units scheduled to vest within 18 months of termination. For a period of six months following such termination, Mr. Child would also be eligible for (i) continued payment of his base salary, less applicable withholding and (ii) continuation of Company-provided insurance benefits until he has secured insurance benefits elsewhere. Upon a change in control, Mr. Child is entitled to immediate vesting of 50% of his then unvested restricted stock units. Mr. Child is also subject to non-competition and non-solicitation restrictive covenants for a period of eighteen months following a termination of employment for any reason.

“Cause” is defined as follows with respect to Mr. Child:

•	material failure to perform his reasonably assigned duties as an employee (other than a failure resulting from disability);

•	engaging in any intentional act of fraud, theft, dishonesty, or falsification with respect to the Company;

•	conviction of a felony, a crime of moral turpitude, or a criminal act that prevents him from performing his duties with the Company;

•	engaging in gross misconduct or the material violation of our code of business conduct;

•	violation of any federal or state law or regulation applicable to the business of the Company; or

•	the intentional material by breach him of the his employment agreement with us.

“Good reason” is defined as follows with respect to Mr. Child:

•	a material adverse change in the nature or scope of authority, powers, functions, duties, responsibilities or reporting relationship;

•	a material reduction in rate of annual base salary;

•

our failure to continue any material compensation plan in which Mr. Child is participating, unless he is permitted to participate in other plans providing him with substantially comparable compensation-related benefits, or the taking of any action by us which would adversely affect the Mr. Child’s participation in or materially reduce the his compensation-related benefits under any such plan;

•	an office relocation more than 50 miles from our current office; or

•	our failure to obtain from any successor or transferee of the Company an express written and unconditional assumption of the our obligations under Mr. Child’s severance benefit agreement.

“Change in control” is defined as follows with respect to Mr. Child:

•

a transaction in which the stockholders of the Company immediately before the transaction do not retain immediately after the transaction direct or indirect beneficial ownership of more than 50% of the total combined voting power of the outstanding securities entitled to vote generally in the election of directors or, in the case of a sale of substantially all of the assets of the Company, the entity to which the assets of the Company were transferred; or

•	approval by the stockholders of a plan of complete liquidation or dissolution of the Company.

Potential Payments pursuant to Mr. Raman’s employment agreement. Mr. Raman is party to an employment agreement with us, effective April 19, 2012, which was amended on January 29, 2013 and further amended on February 18, 2014. Upon a termination of employment by Mr. Raman for good reason or termination of Mr. Raman’s employment by the Company without cause, in each case prior to December 31, 2014, Mr. Raman is entitled to receive (a) continued payment of his base salary, less applicable withholding, through December 31, 2014, (b) reimbursement for the premiums paid by him to purchase COBRA health care continuation coverage under any Company provided insurance benefits until the first to occur of (i) the date on which you become eligible for health care coverage under another employer’s plan(s) or (ii) December 31, 2014, and (c) continued vesting of his RSUs through December 31, 2014. Upon a change in control that occurs within three months following the date of termination of Mr. Raman’s employment for good reason, or if the date of a termination of his employment for good reason occurs within 12 months following the date of a change in control, Mr. Raman is entitled to immediate vesting in full and at once of the unvested portion of his RSUs, in addition to the benefits provided to Mr. Raman for termination of employment by us without cause described above. Mr. Raman is also subject to non-competition and non-solicitation restrictive covenants for a period of eighteen months following a termination of employment for any reason.

“Good reason” is defined as follows with respect to Mr. Raman:

•	a material adverse change in title, the nature or scope of authority, powers, functions, duties, responsibilities, or reporting relationship (including ceasing to directly report to the CEO);

•	a material reduction in annual base salary;

•

our failure to continue any material compensation plan in which he are participating, unless we discontinue the compensation plan for other similarly situated CEO direct reports or unless he is permitted to participate in other plans providing him with substantially comparable compensation-related benefits, or the taking of any action by us which would adversely affect his participation in or materially reduce his compensation-related benefits under any such plan unless we have taken similar action with regard to other similarly situated CEO direct reports;

•	a change in primary employment location to a location that is more than 50 miles from the primary location of employment immediately before such change; or

•	our failure to obtain from any successor or transferee of the Company an express written and unconditional assumption of our obligations under Mr. Raman’s employment agreement.

“Cause” is defined as follows with respect to Mr. Raman:

•	material failure to perform reasonably assigned duties (other than a failure resulting from disability);

•	intentional act of fraud, theft, dishonesty, or falsification with respect to the Company;

•	conviction of a felony, crime of moral turpitude, or criminal act preventing him from performing his duties with the Company;

•	engaging in gross misconduct or the material violation of our code of business conduct;

•	violation of any federal or state law or regulation applicable to the Company;

•	absence from his duties with the Company for at least 180 consecutive days as a result of incapacity due to physical or mental illness; or

•	intentional material breach of any provision of Mr. Raman’s employment agreement or employee innovations and proprietary rights assignment agreement.

“Change in control” is defined as follows with respect to Mr. Raman:

•

the acquisition in one or more of transactions of more than 50% of (i) the then outstanding shares or common stock of the Company or (ii) the combined voting power of the Company’s stock entitled to vote on an election of directors; or

•	approval by the stockholders of a plan of complete liquidation or dissolution of the Company.

Potential payments pursuant to Mr. Schellhase’s employment agreement and severance benefit agreement. Mr. Schellhase is party to an employment agreement with us, effective June 1, 2011, and he also entered into a severance benefit agreement with us effective August 6, 2013. Upon a termination of employment by us without cause or by Mr. Schellhase for good reason, Mr. Schellhase is entitled to receive all unvested restricted stock units scheduled to vest within six months of termination or, if the termination occurs on a date within three months prior to or 12 months after the election of a chief executive officer replacing Mr. Lefkofsky, all unvested restricted stock units scheduled to vest within 12 months of termination. For a period of six months following such termination, Mr. Schellhase would also be eligible for (a) continued payment of his base salary, less applicable withholding, and (b) continuation of Company-provided insurance benefits until he has secured insurance benefits elsewhere. If a change in control occurs, and his employment is terminated by us without cause or by Mr. Schellhase for good reason during the period beginning three months prior to the public announcement of a change in control and ending 12 months following a change in control, Mr. Schellhase shall be entitled to immediate vesting of all of his unvested restricted stock units, as well as the benefits described above upon termination. Mr. Schellhase is also subject to non-competition and non-solicitation restrictive covenants for a period of eighteen months following a termination of employment for any reason.

“Cause” is defined as follows with respect to Mr. Schellhase:

•	material failure to perform his reasonably assigned duties as an employee (other than a failure resulting from disability);

•	engaging in any intentional act of fraud, theft, dishonesty, or falsification with respect to the Company;

•	conviction of a felony, a crime of moral turpitude, or a criminal act that prevents him from performing his duties with the Company;

•	engaging in gross misconduct or the material violation of our code of business conduct;

•	violation of any federal or state law or regulation applicable to the business of the Company; or

•	the intentional material by breach him of the his employment agreement with us.

“Good reason” is defined as follows with respect to Mr. Schellhase (provided that he does not consent in writing otherwise):

•	a material adverse change in the nature or scope of authority, powers, functions, duties, responsibilities or reporting relationship;

•	a material reduction in rate of annual base salary;

•

our failure to continue any material compensation plan in which Mr. Schellhase is participating, unless he is permitted to participate in other plans providing him with substantially comparable compensation-related benefits, or the taking of any action by us which would adversely affect the Mr. Schellhase’s participation in or materially reduce the his compensation-related benefits under any such plan;

•	an office relocation more than 50 miles from our current office; or

•	our failure to obtain from any successor or transferee of the Company an express written and unconditional assumption of the our obligations under Mr. Schellhase’s severance benefit agreement.

“Change in control” is defined as follows with respect to Mr. Schellhase:

•

a transaction or series of transactions in which the stockholders of the Company immediately before the transaction do not retain immediately after the transaction direct or indirect beneficial ownership of more than 50% of the total combined voting power of the outstanding securities of the Company entitled to vote generally in the election of directors or, in the case of a sale of substantially all of the assets of the Company, the entity to which the assets of the Company were transferred; or

•	approval by the stockholders of a plan of complete liquidation or dissolution of the Company.

Potential Payments pursuant to Mr. Holden’s Employment Agreement. Prior to his resignation, Mr. Holden was party to an employment agreement with us, effective April 18, 2011. Upon a termination of employment by us without cause or by Mr. Holden for good reason, Mr. Holden was entitled to receive immediate vesting of the greater of (a) 156,250 then unvested restricted stock units and (b) all unvested restricted stock units schedules to vest within six months of termination, and, for a period of one year following termination, (i) continued payment of his base salary, less applicable withholding, and (ii) continuation of Company-provided insurance benefits until he has secured insurance benefits elsewhere. If Mr. Holden had been terminated without cause in connection with, or during the one-year period immediately following, a change in control, he would have been entitled to immediate vesting of 50% of his then unvested original restricted stock unit grant.

“Cause” was defined in Mr. Holden’s employment agreement as:

•	intentional theft, material dishonesty, or falsification of employment or Company records;

•	conviction of an act or acts constituting a felony;

•	willful misconduct or gross negligence that has had a material adverse effect on our reputation or business;

•	intentional breach of his employment agreement, which shall not have been cured after 30 days; or

•	failure to relocate to Chicago, Illinois within 120 days after the effective date of the employment agreement.

“Good reason” was defined in Mr. Holden’s employment agreement as:

•	material reduction of duties and responsibilities below what is customary for his position, without Mr. Holden’s consent;

•	a failure to pay any material portion of, or a material reduction in, Mr. Holden’s base salary or any minimum annual bonus; or

•	office relocation more than 50 miles from our current offices in Palo Alto, California or Seattle, Washington, without Mr. Holden’s consent.

“Change in control” was defined in Mr. Holden’s employment agreement as:

•

the acquisition in one or more of transactions of more than 50% of (i) the then outstanding shares or common stock of the Company or (ii) the combined voting power of the Company’s stock entitled to vote on an election of directors;

•	the sale of all or substantially all of the assets of the Company;

•	any merger, share exchange, consolidation or other business combination if the holders of a majority of the Company’s stock after the transaction did not hold a majority prior to such transaction;

•	approval by the stockholders of a plan of complete liquidation or dissolution of the Company; or

•	any other transaction having the same effect as any of those listed above.

Mr. Holden resigned from the Company effective March 18, 2014, in connection with which he did not receive any severance benefits described under “Termination of Jeffrey Holden” below.

The table below outlines the estimated amount of payments and benefits that we would provide to our Named Executive Officers (other than Mr. Mason, whose employment was terminated effective February 18,

2013, and Mr. Leonsis, whose service as a member of the Office of the Chief Executive ended on August 5, 2013 when Mr. Lefkofsky became our CEO) assuming that their employment was terminated as of December 31, 2013 (including in connection with a change in control) and the price per share of Class A common stock was $11.77, the closing market price on December 31, 2013 (the last trading day of 2013). None of our Named Executive Officers are currently entitled to retirement benefits or additional benefits upon voluntary termination. The table below also shows the estimated amount of payments and benefits that we would provide to our Named Executive Officers assuming a change of control with no termination as of December 31, 2013.

The employment of the Named Executive Officers did not actually terminate on December 31, 2013, nor did the Company incur a change in control on December 31, 2013. As a result, the Named Executive Officers, including Mr. Holden, who voluntarily terminated from the Company on March 18, 2014, did not receive any of the amounts shown in the table below. The actual amounts to be paid to a Named Executive Officer in connection with a termination event or a change in control event can only be determined at the time of such termination event. Accordingly, for a description of the actual amounts paid to Mr. Holden, please see “Termination of Jeffrey Holden” below.

Each Named Executive Officer is entitled to receive amounts earned during the term of employment regardless of the manner of termination. These amounts include accrued base salary and other employee benefits to which the Named Executive Officer was entitled on the date of termination, and are not shown in the table below.

Executive	Payment Elements	Change in Control ($)	Qualifying Termination- Change in Control ($)	Termination Without Cause or for Good Reason($)
Eric Lefkofsky(1)	Salary	0	0.50	0.50
	Restricted Stock Units	0	4,708,000	0
	Health Coverage(4)	0	0	0
	Total	0	4,708,000.50	0.50

Jason Child	Salary	0	0	190,000
	Restricted Stock Units	6,738,330	0	8,832,797	(5)
	Health Coverage(4)	0	0	7,997
	Total	6,738,330	0	9,030,794

Kal Raman(1)	Salary	0	225,000	225,000
	Restricted Stock Units	0	13,241,250	0
	Health Coverage(4)	0	7,997	7,997
	Total	0	13,474,247	232,977

David Schellhase(2)	Salary	0	175,000	175,000
	Restricted Stock Units	0	9,062,912	2,942,500	(6)
	Health Coverage(4)	0	2,226	2,226
	Total	0	9,240,138	3,119,726

Jeffrey Holden(3)	Salary	0	0	350,000
	Restricted Stock Units	0	8,795,625	2,434,919
	Health Coverage(4)	0	0	15,994
	Total	0	8,795,625	2,800,913

(1)	Definition of Qualifying Termination is termination by the Company (or its successor) without cause (excluding death or disability) in connection with, or during the one-year period immediately following a change in control.

(2)	Definition of Qualifying Termination is termination by the employee for good reason or by the Company without cause (excluding death or disability) in connection with, or during the three months prior to, the date of a change in control or during the one-year period immediately following a change in control.

(3)	Definition of Qualifying Termination is termination by the employee for good reason in the event a change in control occurs within three months following the date of a termination or if a termination occurs within twelve months following the date of a change in control.

(4)	Represents six months (or, in the case of Mr. Holden, twelve months) of Company-paid health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, including both the employer and employee portions of the cost. In the case of Messrs. Raman, Schellhase and Holden, coverage would cease upon the date in which he becomes eligible for health care coverage under another employer’s plan.

(5)	If Mr. Child is terminated without cause or for good reason within three months prior to or twelve months after the election of a new CEO who replaces Mr. Lefkofsky, he is entitled to all unvested RSUs scheduled to vest within eighteen months of termination. If Mr. Child is terminated without cause or for good reason other than as described in the preceding sentence, he is entitled to all unvested RSUs scheduled to vest within six months of termination, which totaled $3,009,987 as of December 31, 2013.

(6)	If Mr. Schellhase is terminated without cause or for good reason within three months prior to, or twelve months after, the election of a new CEO who replaces Mr. Lefkofsky, he is entitled to all unvested RSUs scheduled to vest within twelve months of termination. If Mr. Schellhase is terminated without cause or for good reason other than as described in the preceding sentence, he is entitled to all unvested RSUs scheduled to vest within six months of termination, which totaled $141,750 as of December 31, 2013.

Termination of Andrew D. Mason

Upon Mr. Mason’s termination from his role as Chief Executive Officer, effective February 28, 2013, Mr. Mason received a payment of $5,287.20, representing six months of base salary and six months of benefits, pursuant to the terms of his employment agreement. Mr. Mason did not have any outstanding equity awards at the time of his termination.

Registration of Jeffrey Holden

Upon Mr. Holden’s resignation from his role as Senior Vice President—Product Management, which was effective as of March 18, 2014, Mr. Holden did not receive any cash or other compensation. Mr. Holden also forfeited RSU awards totaling 1,391,146 shares and was required to pay to the Company $580,000 as his pro rata repayment of his guaranteed bonus.

Employee Benefit Plans

2011 Incentive Plan

We established the 2011 Incentive Plan (referred to herein as the 2011 Plan) effective August 17, 2011, and amended the plan effective November 6, 2013 to increase the amount of authorized shares to 65 million and to increase the individual award limit per year to 7.5 million shares. The purpose of the 2011 Plan is to advance the interests of the Company and its subsidiaries by providing a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents, and other persons providing services to the Company through the acquisition of a larger personal financial interest in the Company. The 2011 Plan provides for the award of incentive stock options, nonqualified stock options, stock appreciation rights, cash incentive awards, and a variety of full value awards (including restricted stock, restricted stock units, deferred stock, deferred stock units, performance shares, and performance share units). The 2011 Plan was approved by our stockholders at our Annual Meeting in 2012 and 2013 in order to permit future awards to qualify as performance-based compensation under Section 162(m) of the Code and therefore be exempt from the cap on our tax deduction that may imposed by Section 162(m) of the Code. Additional information about the material terms of the 2011 Plan are described under “Approval of the Amendment to the Amended and Restated 2011 Incentive Plan” below.

2010 Stock Plan

We established the 2010 Stock Plan, originally effective April 16, 2010 and most recently amended on April 1, 2012, referred to herein as the 2010 Plan. No new awards may be granted under the 2010 Plan following our initial public offering; however, awards previously granted and outstanding under the 2010 Plan remain subject to the terms of the 2010 Plan and the applicable award agreement. The purpose of the 2010 Plan is to advance the interests of the Company, and our affiliates and stockholders, by providing incentives to retain and reward participants and motivate them to contribute to our growth and profitability. The 2010 Plan provides for the award of incentive stock options, nonqualified stock options, restricted stock purchase rights, restricted stock units, and restricted stock bonuses.

2008 Stock Option Plan

We established the 2008 Stock Option Plan, originally effective January 15, 2008, referred to herein as the 2008 Plan. The 2008 Plan was frozen in December 2010; however, option awards previously granted and outstanding under the 2008 Plan remain subject to the terms of the 2008 Plan and the applicable award agreement. The purpose of the 2008 Plan is to advance the interests of the Company and our affiliates and stockholders, by providing incentives to retain and reward participants and motivate them to contribute to our growth and profitability. The 2008 Plan provided for the award of incentive stock options and nonqualified stock options.

2012 Employee Stock Purchase Plan

We established the 2012 Employee Stock Purchase Plan (referred to herein as the “Purchase Plan”) effective January 1, 2012. The Purchase Plan is intended to meet the requirements of an “employee stock purchase plan,” as defined in Section 423 of the Code. The purpose of the Purchase Plan is to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire our common shares at a specified discount from the fair market value as permitted by Code Section 423. The Compensation Committee administers the Purchase Plan and the Board may amend or terminate the Purchase Plan subject to obtaining any required stockholder approval. The Board views the Purchase Plan as beneficial to the Company and its stockholders, as it more closely aligns the interests of our employees with the interests of our stockholders. The Purchase Plan was approved at our 2012 Annual Meeting as required by the terms of Section 423 of the Code.

401(k) Plan

Our 401(k) plan, which is generally available to all employees, allows participants to defer amounts of their annual compensation before taxes, up to the maximum amount specified by the Code, which was $17,500 per person for calendar year 2013. Elective deferrals are immediately vested and nonforfeitable upon contribution by the employee.

Compensation and Risk

The Company has undertaken a risk review of the Company’s employee compensation plans and arrangements in which our employees (including our executive officers) participate, to determine whether these plans and arrangements have any features that might create undue risks or encourage unnecessary and excessive risk-taking that could threaten the value of the Company. In our review, we considered numerous factors and design elements that manage and mitigate risk, without diminishing the effect of the incentive nature of compensation, including the following:

•	a commission-based incentive program for sales employees that only results in payout based on measurable financial or business critical metrics;

•	discretionary bonuses for executive employees that are funded based on Company performance, paid based on a combination of quantitative and/or qualitative factors and individual performance;

•	ownership of a large percentage of our shares and equity-based awards by senior management; and

•

our practice of awarding long-term equity grants upon hire to our executives in order to directly tie the executive’s expectation of compensation to their contributions to the long-term value of the Company.

Based on our review, we concluded that any potential risks arising from our employee compensation programs, including our executive programs, are not reasonably likely to have a material adverse effect on the Company.

Director Compensation in 2013

Prior to the Company’s initial public offering, with the exception of cash payments to Messrs. Keywell and Lefkofsky in 2010, we did not pay our non-employee directors any cash compensation for their services as members of our Board (although we did provide occasional grants of equity awards to directors prior to our initial public offering). As described below, we implemented an annual cash and equity compensation program for our non-employee directors effective January 1, 2012. The following table sets forth the compensation paid to our non-employee directors for the fiscal year ended December 31, 2013.

Andrew Mason, our former Chief Executive Officer, received no additional compensation for his services as a director of the Company. The compensation received by Mr. Mason as an employee of the Company is shown in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)(4)	Stock Awards ($)(5)(6)	Total ($)
Peter Barris	105,000	105,000	210,000
Robert Bass	105,000	105,000	210,000
Daniel Henry	100,000	100,000	200,000
Mellody Hobson	100,000	100,000	200,000
Bradley A. Keywell	105,000	105,000	210,000
Jeffrey Housenbold(1)	25,000	58,329	83,329
Eric Lefkofsky(2)	0	0	0
Theodore Leonsis(3)	50,000	974,400	1,024,400

(1)	Mr. Housenbold joined the Board on October 21, 2013.

(2)	Mr. Lefkofsky became an employee of the Company on February 28, 2013 and therefore ceased receiving director compensation as of that date.

(3)	Mr. Leonsis was an employee of the Company from February 28, 2013 through August 5, 2013 and therefore did not receive director compensation during that time period. On August 6, 2013, we granted Mr. Leonsis 112,000 RSUs in connection with his appointment as Chairman. These RSUs will vest 25% quarterly, beginning on September 1, 2013.

(4)	This column represents the amount of cash compensation earned in 2013 for Board and Committee service. The following non-employee directors deferred cash compensation earned in 2013 into deferred stock units under the Non-Employee Directors’ Compensation Plan (a sub-plan of the 2011 Plan) and as described in this table below under the heading “Cash Compensation.”

Name	2013 Cash Fee Deferred($)	Shares in Deferred Account Attributed to 2013 Cash Fees (#)
Peter Barris	105,000	14,428.229
Mellody Hobson	100,000	13,741.237
Bradley Keywell	105,000	14,428.229
Jeffrey Housenbold	25,000	2,441.406
Theodore Leonsis	50,000	4,684.996

(5)	As of December 31 2013, each non-employee director had the following aggregate number of stock awards outstanding, as adjusted for the August 2010, January 2011 and October 2011 stock splits.

Name	Number of Outstanding Stock Options	Number of Outstanding RSUs(a)
Peter Barris		21,311
Robert Bass		21,025
Daniel Henry		20,296
Mellody Hobson		30,296
Jeffrey Housenbold		5,874
Bradley Keywell		21,311
Eric Lefkofsky		5,719
Theodore Leonsis(b)		62,005

(a)	On June 13, 2013, we granted Board members 14,577 RSUs and the Committee Chairs an additional 729 RSUs pursuant to the provisions contained in the Non-Employee Directors’ Deferred Fee Plan. 25% of the RSUs will vest on the first anniversary of the date of grant and 1/16th will vest quarterly thereafter for twelve quarters.

(b)	On August 6, 2013, we granted Mr. Leonsis 112,000 RSUs in connection with his appointment as Chairman. These RSUs will vest 25% quarterly, beginning on September 1, 2013.

(6)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of restricted stock units granted in 2013. Assumptions used in the calculation of these amounts for 2012 are set forth in Note 10 to Groupon’s audited financial statements for the year ended December 31, 2013 included in Groupon’s Annual Report on Form 10-K.

Components of Director Compensation

Cash Compensation

Effective January 1, 2012, the Company provides its non-employee directors with the following cash compensation:

•	an annual retainer of $100,000 paid quarterly; and

•	an additional annual retainer of $5,000 to the Chairs of each Board Committee.

The Company also pays or reimburses non-employee directors for reasonable travel, lodging and related expenses in connection with their attendance at Board, Committee or Company business meetings.

Beginning in 2012, under our Non-Employee Directors’ Compensation Plan (a sub-plan of the 2011 Plan), each non-employee director can elect to defer zero to 100% of the annual cash retainer and zero to 100% of the additional annual Committee retainer into an award of Deferred Stock Units. The number of Deferred Stock Units to be awarded is determined by dividing the amount of the cash retainer to be exchanged by the fair market value of a share of Class A common stock as of the date on which the cash retainer would otherwise have been paid. Deferred Stock Units are fully vested upon issuance and will be distributed following the later of (i) a non-employee director’s separation from service or (ii) the occurrence of a specified date as elected by the non-employee director in his or her deferral election form. Distributions are made in the form of shares.

Grant of Restricted Stock Units

Effective January 1, 2012, the Company also provides its non-employee directors with the following restricted stock unit grants under our Non-Employee Directors’ Compensation Plan:

•	an annual restricted stock unit grant valued at $100,000; and

•	an additional annual restricted stock unit grant valued at $5,000 to the Chairs of each Board Committee.

Each non-employee director will receive the annual grant of restricted stock units on the date of our annual meeting of stockholders which will vest 25% on the first anniversary of the annual meeting of the stockholders and  1/16th will vest on each subsequent quarterly anniversary thereafter as long as the non-employee director remains on the Board on each vesting date. The number of restricted stock units to be granted will be determined by dividing the dollar amount of the grant by the fair market value of a share of our Class A common stock on the date of grant.

In the event a newly-elected or appointed non-employee director becomes an eligible participant under the plan following the date of the annual meeting of stockholders but during the same calendar year as the annual meeting of stockholders, the Board may, in its sole discretion, grant such non-employee director a pro-rated restricted stock unit award with respect to his or her service during the remainder of the year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2013, the Compensation Committee consisted of Peter Barris, Mellody Hobson and Bradley Keywell. All members of the Committee were independent directors, and no member was an employee or former employee of Groupon. During fiscal year 2013, none of our executive officers served on the Compensation Committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

Compensation Committee Peter Barris (Chair) Mellody Hobson Bradley Keywell

AUDIT COMMITTEE MATTERS

AUDIT COMMITTEE REPORT

The Audit Committee serves as the representative of the Board with respect to its oversight of:

•	our accounting and financial reporting processes and the audit of our financial statements;

•	the integrity of our financial statements;

•	our internal controls;

•	our compliance with legal and regulatory requirements and efficacy of and compliance with our corporate policies;

•	inquiring about significant risks, reviewing our policies for risk assessment and risk management, and assessing the steps management has taken to control these risks;

•	the independent registered public accounting firm’s appointment, qualifications and independence; and

•	the performance of our internal audit function.

The Audit Committee also reviews the performance of our independent registered public accounting firm, Ernst & Young, in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees.

The Audit Committee is composed of three non-employee directors. The Board has determined that each member of the Audit Committee is independent and that each member qualifies as an “audit committee financial expert” under the SEC rules.

The Audit Committee provides our Board such information and materials as it may deem necessary to make our Board aware of financial matters requiring the attention of our Board. The Audit Committee reviews our financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in our 2013 Annual Report with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The Audit Committee reports on these meetings to our Board.

Our management has primary responsibility for preparing our financial statements and for our financial reporting process. In addition, our management is responsible for establishing and maintaining adequate internal control over financial reporting.

The Audit Committee reports as follows:

(1) The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2013 with our management.

(2) The Audit Committee has discussed with Ernst & Young, our independent registered public accounting firm, the matters required to be discussed under the Public Company Accounting Oversight Board standards.

(3) The Audit Committee has received the written disclosures and the letter from Ernst & Young pursuant to Rule 3526 of the Public Company Accounting Oversight Board, and has discussed with Ernst & Young its independence, including whether the provision of non-audit services to us is compatible with its independence.

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee (or by one or more members of the Audit Committee pursuant to any delegated authority) of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that fiscal year, the Audit Committee (or any member or members of the Audit Committee with such delegated authority) must approve the specific service before the independent registered public accounting firm is engaged to perform such services for us.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Groupon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC. The Audit Committee also has selected Ernst & Young as the independent registered public accounting firm for fiscal year 2014. The Board recommends that stockholders ratify this selection at the Annual Meeting.

The foregoing report was submitted by the Audit Committee of the Board and shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by us under the Securities Act or the Exchange Act.

On February 28, 2013, Mr. Leonsis resigned from the Audit Committee, Mr. Barris was appointed to the Audit Committee, and Mr. Bass was appointed to serve as chairman of the Audit Committee.

Audit Committee Robert Bass (Chair) Peter Barris Daniel Henry

FEES BILLED BY ERNST & YOUNG

The following table presents fees billed for professional audit services rendered by Ernst & Young for the audit of Groupon’s annual financial statements for the years ended December 31, 2013 and 2012, and fees billed for other services rendered by Ernst & Young during those periods.

	Year Ended December 31, 2013	Year Ended December 31, 2012
Audit Fees	$6,928,000	$8,193,000	(1)
Tax Fees	$1,817,000	$1,621,000
Other Fees	$2,000	$3,990

Total	$8,747,000	$9,817,990

(1)	This amount represents a $423,500 increase from the amount the Company reported in its 2013 proxy statement, as billing for the services had not been finalized at the time of filing.

Audit Fees

Audit fees of Ernst & Young for the 2013 and 2012 fiscal years include the aggregate fees incurred for the audits of the Company’s annual consolidated financial statements, and audit and review services rendered in connection with other regulatory or statutory filings, for which we have engaged Ernst & Young.

Tax Fees

These fees consist of global tax return compliance and tax advisory work including that related to the Company’s restricted stock unit (RSU) awards, intellectual property migration, intercompany financing, and research and development credit.

All Other Fees

Other fees include access to online accounting and tax research software applications and data.

The Audit Committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of Ernst & Young.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has established a policy for pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Each year, the Audit Committee approves the terms on which the independent registered public accounting firm is engaged for the ensuing fiscal year. This pre-approval policy is part of the Audit Committee charter, available on our website at http://investor.groupon.com.

PROPOSALS TO BE VOTED ON AT THE MEETING

ELECTION OF DIRECTORS

Our Board currently has eight members, and will be reduced to seven members upon the expiration of Ms. Hobson’s term as director at the Annual Meeting. See “Board of Directors.” Set forth below is a list of the seven director nominees for election at the Annual Meeting to hold office until the next annual meeting of stockholders. The nominees were evaluated and recommended by the Nominating and Governance Committee in accordance with its charter and our Corporate Governance Guidelines. For additional information about the nominees and their qualifications, please see “Our Director Nominees.”

Our Board of Directors recommends a vote FOR the election to the Board of each of the following nominees:

Name	Age	Director Since	Position	Independent
Eric Lefkofsky	44	2006	Chief Executive Officer and Director

Theodore Leonsis	58	2009	Chairman of the Board

Peter Barris	62	2008	Director	—

Robert Bass	64	2012	Director	—

Daniel Henry	64	2012	Director	—

Jeffrey Housenbold	44	2011	Director	—

Bradley Keywell	44	2006	Director	—

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Ernst & Young as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2014. During 2013, Ernst & Young served as our independent registered public accounting firm and also provided certain tax and other audit-related services. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of Groupon and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Ernst & Young are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Required Vote

Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2014 requires the affirmative vote of a majority of the votes represented by the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Ernst & Young.

Our Board of Directors recommends a vote FOR the ratification of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

ADVISORY VOTE TO APPROVE OUR NAMED EXECUTIVE OFFICER COMPENSATION

As required by Section 14A of the Exchange Act, we are asking for your advisory vote to approve the following resolution (the “say-on-pay” resolution):

“Resolved, that the stockholders approve, in a nonbinding vote, the compensation of the company’s Named Executive Officers, as disclosed in this proxy statement.”

We intend to offer our stockholders the opportunity to cast an advisory vote on executive compensation on an annual basis.

We are asking that stockholders vote to support the foregoing “say on pay” resolution, for the following reasons:

Pay for Performance

To date, we have designed our compensation practices such that a significant portion of the Named Executive Officers’ total pay package consists of equity-based awards, and therefore the value of the pay packages is tightly correlated with Groupon’s long-term performance.

Sound Design

We designed our executive officer compensation programs to attract, motivate and retain the key executives who drive our success. We also designed our pay packages to align the interests of our executives with those of our long-term stockholders. We achieve our objectives through compensation that:

•	enables us to recruit and retain talented and experienced individuals who are able to develop, implement and deliver on long-term value creation strategies;

•	provides a substantial portion of each executive’s compensation in components that are directly tied to the long-term value and growth of the Company;

•	rewards both Company and individual performance and achievement;

•	ensures that our pay structure does not encourage unnecessary and excessive risk taking; and

•	ensures that our compensation is reasonable and competitive with pay packages made available to executives at companies with which we compete for executive talent.

Our Board of Directors recommends a vote FOR approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers as disclosed in this proxy statement.

APPROVAL OF THE AMENDMENT TO THE 2011 INCENTIVE PLAN

We are requesting that our stockholders approve the amendment of the Groupon, Inc. 2011 Incentive Plan (the “2011 Plan”), which was established effective August 17, 2011, and amended on November 5, 2013. The 2011 Plan was first approved by stockholders in 2012. We are requesting that our stockholders approve an additional 35,000,000 shares to be added to the 2011 Plan. As of March 31, 2014, we had 11,743,499 shares remaining available for issuance. If this increase is approved, then as of March 31, 2014, we would have had 46,743,499 shares available for issuance under the 2011 Plan. We believe that this increase in shares will allow us to continue to issue shares under the 2011 Plan for two years based on our current and anticipated grant practices. The Board believes that this increase is necessary to continue to be aligned with our business strategy and culture to attract and retain top talent, and to reward employees for strong business results and individual performance.

The purpose of the 2011 Plan is to advance the interests of the Company and its subsidiaries by providing a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents, and other persons providing services to the Company through the acquisition of a larger personal financial interest in the Company. The 2011 Plan provides for the award of incentive stock options, nonqualified stock options, stock appreciation rights, cash incentive awards, and a variety of full value awards (including restricted stock, restricted stock units, deferred stock, deferred stock units, performance shares, and performance share units).

In developing our share request for the 2011 Incentive Plan and analyzing the impact of utilizing equity on our shareholders, the Board considered our equity usage (also known as burn rate) and “overhang.” Equity usage provides a measure of the potential dilutive impact of our annual equity award program. Set forth below is a table that reflects our burn rate for 2013 and 2012, as well as the average over those years.

Fiscal Year	RSUs Granted	Basic Weighted Average Number of Common Shares Outstanding	Gross Equity Usage(1)	Adjusted Equity Usage(2)
2013	36,860,255	668,046,073	5.52	8.28
2012	26,469,157	650,534,442	4.07	6.10
Two Year Average	31,664,706		4.795	7.19

(1)	“Gross Equity Usage” is defined as the number of equity awards granted in the year divided by the basic weighted average number of common shares outstanding.

(2)	“Adjusted Equity Usage” includes a premium of 1.5 applied to full value shares, including RSUs, consistent with the policy of Institutional Shareholder Services (ISS), a proxy advisory firm.

Overhang is a measure of potential dilution and is defined as the sum of (i) the total number of shares underlying all equity awards outstanding and (ii) the total number of shares available for future award grants, divided by: the sum of (a) the total number of shares underlying all equity awards outstanding, (b) the total number of shares available for future award grants and (c) the basic weighted average common shares outstanding for the most recently completed fiscal year. Our overhang at December 31, 2013 was 9.71%. If the 35 million shares proposed to be authorized for grant under the 2011 Incentive Plan are included in the calculation, our overhang would have been 14.94% at December 31, 2013, which assumes no repurchases intended to offset dilution under our stock repurchase program.

Equity Compensation Plan

The following is a summary of the key provisions of the 2011 Plan, as proposed to be amended. This summary, however, does not purport to be a complete description of all the provisions of the 2011 Plan and is qualified in its entirety by the copy of the 2011 Plan, as proposed to be amended, which is attached as Appendix A.

Purpose of the 2011 Plan. The 2011 Plan provides a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents and other service providers to Groupon through the acquisition of a larger personal financial interest in Groupon.

Eligible Award Recipients. Officers and other employees of Groupon, as well as non-employee directors and consultants, independent contractors and agents to Groupon are eligible to participate in the 2011 Plan. Groupon awards equity to less than 10% of its employees worldwide.

Administration. The 2011 Plan is administered by the Compensation Committee of the Board. The Compensation Committee has the discretion to grant awards under the 2011 Plan, to determine the terms thereof, to interpret the provisions of the 2011 Plan and to take action as it deems necessary or advisable for the administration of the 2011 Plan. The Compensation Committee may provide a limited delegation of authority to Groupon’s management to approve certain awards under the 2011 Plan.

Number of Authorized Shares. The 2011 Plan provides for awards during the term of the 2011 Plan with respect to a maximum of 65,000,000 Class A common shares, which amount will be increased to 100,000,000 shares if this proposal is approved, plus any shares that were unissued and become available for issuance under the 2010 Plan, subject to adjustment as described below (the “Share Pool”). Under the terms of the 2011 Plan, up to 30,000,000 shares may be granted as incentive stock options (“ISOs”) (discussed below). The maximum number of shares that may be covered by awards granted to any one participant during any one calendar-year period is 7,500,000. The number and class of shares available under the 2011 Plan and/or subject to outstanding awards will be equitably adjusted by the Compensation Committee (as determined by the Compensation Committee in its sole discretion) in the event of various changes in the capitalization of Groupon to preserve the benefits or potential benefits of the awards. To the extent that an award under the 2011 Plan expires, is canceled, forfeited, or otherwise terminated without delivery of shares, the shares retained by or returned to Groupon will be available for future grants under the 2011 Plan. In addition, in the case of any award granted in assumption of or in substitution for an award of a company or business acquired by Groupon or a subsidiary or affiliate or with which Groupon or a subsidiary or affiliate combines, shares issued or issuable in connection with such substitution award will not be counted against the Share Pool or the limit on the number of shares that may be covered by awards granted to any one participant during any one calendar-year period. Shares subject to an award under the 2011 Plan may again be made available for issuance under the Plan if such shares are: (i) shares that were subject to a stock-settled SAR (as defined below) and were not issued or delivered upon the net settlement of such SAR; and (ii) shares delivered to or withheld by Groupon to pay the exercise price or the withholding taxes related to an outstanding award.

Type of Awards. The following forms of awards may be granted to eligible award recipients, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable: (i) ISOs; (ii) nonstatutory stock options (“NSOs”); (iii) share-settled or cash-settled stock appreciation rights (“SARs”); (iv) restricted stock and restricted stock units; and (v) cash incentive awards.

Options and Stock Appreciation Rights. The Compensation Committee is authorized to grant ISOs, NSOs and SARs in tandem with or as a component of other awards or SARs not in conjunction with other awards. The exercise price per share of an option will in no event be less than 100% of the fair market value per share of Groupon’s Class A common stock underlying the award on the date of grant and may be exercised on a “net exercise” basis. The Compensation Committee has the discretion to determine the exercise price and other terms of SARs, except that (i) the exercise price of a tandem SAR cannot be less than the exercise price of the underlying option, and (ii) the exercise price of a freestanding SAR will be fixed as of the date of grant and will not be less than the fair market value of a share of Class A common stock on the grant date. Without the approval of stockholders, Groupon will not amend or replace previously granted options or SARs in a transaction that constitutes a “repricing” within the meaning of the rules of the NASDAQ.

The Compensation Committee will set the terms and conditions of vesting and exercise for options and SARs, and the Compensation Committee will determine the methods by which an option or SAR may be exercised. Upon the exercise of a SAR, the participant is entitled to receive shares having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one share of Class A common stock as of the date of exercise over (ii) the exercise price of the shares covered by the SAR, or the portion thereof being exercised. Any fractional shares resulting from the exercise of a SAR will be paid in cash.

Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the grant date.

Restricted Stock and Restricted Stock Units. The Compensation Committee may grant full value shares in the form of restricted stock or restricted stock units to participants. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of restricted stock or restricted stock units subject to continued employment, passage of time and/or performance conditions as deemed appropriate by the Compensation Committee; provided, however, that the grant, issuance, retention, vesting and/or settlement of an award of restricted stock or restricted stock units that is based solely on continued employment or the passage of time will vest over a period of not less than one year from the grant date (but such vesting may occur ratably over the one-year period). This minimum vesting condition will not apply if the participant dies, becomes disabled or retires, or in connection with a change-in-control of Groupon.

Holders of restricted stock have all the rights of a stockholder, such as the right to vote the shares or receive dividends and other distributions, except to the extent restricted by the terms of the 2011 Plan or any award document relating to the restricted stock and subject to any mandatory reinvestment or other requirement imposed by the Compensation Committee. Holders of restricted stock units will not have any such stockholder rights until shares have been issued to them upon vesting, although the Compensation Committee may provide for dividend equivalent rights.

Cash Incentive Awards. The Compensation Committee may grant cash incentive awards that may be contingent on the achievement of a participant’s performance objectives over a specified period established by the Compensation Committee. The grant of cash incentive awards may also be subject to other conditions, restrictions and contingencies, as determined by the Compensation Committee. Cash incentive awards may include the right to receive payment of cash or shares having the value equivalent to the cash otherwise payable.

Performance-Based Compensation. If the Compensation Committee specifies that any full value award of restricted stock or restricted stock units or any cash incentive award is intended to qualify as “performance-based compensation” under Code Section 162(m), the grant, issuance, vesting and/or settlement of such award will be contingent upon the achievement of one or more pre-established performance goals in accordance with the provisions of Section 162(m) and the related regulation, as more fully described below. Achievement of performance goals will be measured over a performance period, as specified by the Compensation Committee. Each performance goal will be established not later than the earlier of (i) ninety days after the beginning of any performance period applicable to such award or (ii) the time that 25% of such performance period has elapsed. The Compensation Committee has the discretion to reduce the amount of a settlement otherwise to be made. The Compensation Committee will specify the circumstances in which performance-based awards will be paid or forfeited in the event of the participant’s death or disability, in connection with a change of control or, subject to the achievement of the performance goals during the performance period, as described above in the discussion of restricted stock and restricted stock units, in connection with any other termination of employment prior to the end of a performance period or settlement of such awards.

For purposes of the 2011 Plan, a “performance goal” means a performance target based on one or more of the following criteria: (i) revenues or net revenues; (ii) operating profit or margin; (iii) expenses, operating expenses, marketing and administrative expense, restructuring or other special or unusual items, interest, tax expense, or other measures of savings; (iv) operating earnings, earnings before interest, taxes, depreciation, or amortization, net earnings, earnings per share (basic or diluted) or other measure of earnings; (v) cash flow, including cash flow from operations, investing, or financing activities, before or after dividends, investments, or capital expenditures; (vi) balance sheet performance, including debt, long or short term, inventory, accounts payable or receivable, working capital, or stockholders’ equity; (vii) return measures, including return on invested capital, sales, assets, or equity; (viii) stock price performance or stockholder return; (ix) economic value created or added; or (x) implementation or completion of critical projects, including acquisitions, divestitures, and other ventures, process improvements, attainment of other strategic objectives, including market penetration, geographic expansion, product development, regulatory or quality performance, innovation or research goals, or the like.

In each case, performance may be measured (i) on an aggregate or net basis; (ii) before or after tax or cumulative effect of accounting changes; (iii) relative to other approved measures, on an aggregate or percentage basis, over time, or as compared to performance by other companies or groups of other companies; or (iv) by product, product line, business unit or segment, or geographic unit. The performance targets may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Where applicable, each of the foregoing performance targets will be determined in accordance with generally accepted accounting principles and will be subject to certification by the Compensation Committee; provided that the Compensation Committee will have the authority to exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual, special, or non-recurring events and the cumulative effects of tax or accounting principles as identified in financial results filed with or furnished to the SEC.

For awards intended to be “performance-based compensation,” the grant of the awards and the establishment of the performance measures will be made during the period required under Code Section 162(m). The maximum amount payable pursuant to any cash incentive award under the 2011 Plan that is intended to be “performance-based compensation” to any participant in any calendar year is $5,000,000.

Certain Events of Forfeiture. The Compensation Committee has the discretion to add forfeiture provisions to any grant under the 2011 Plan, including forfeiture for violation of a restrictive covenant set forth in any applicable award agreement.

Change in Control. In the event of a change in control of Groupon, the Board has discretion to take such actions as it deems appropriate including, but not limited to requiring that outstanding options and SARs or other equity awards become fully vested and exercisable and, in certain cases, paid to participants and providing that the performance period applicable to performance-based awards will lapse and/or the performance goals for such awards will be deemed to be satisfied.

Clawback Policy. Any compensation earned or paid under the 2011 Plan is subject to forfeiture, recovery by Groupon, or other action pursuant to any clawback or recoupment policy which Groupon may adopt from time to time, including without limitation any such policy which Groupon may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

Adjustments to Shares. In the event there is a change in the capital structure of Groupon as a result of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off or other similar corporate change, or any distribution to stockholders holdings shares other than regular cash dividends, the Compensation Committee shall make an equitable adjustment (in the manner and form determined in the Compensation Committee’s sole discretion) in the number of shares and forms of the awards authorized to be granted under the 2011 Plan, including any limitation imposed on the number of shares with respect to which an award may be granted in the aggregate under the 2011 Plan or to any participant, and make appropriate adjustments (including exercise price) to any outstanding awards.

Tax Withholding and Tax Offset Payments. The Compensation Committee is authorized to withhold from awards and related payments (including Class A common stock distributions) amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an award by withholding Class A common stock or other property (including Class A common stock) to satisfy such withholding requirements or by taking certain other actions. Groupon can delay the delivery to a participant of Class A common stock under any award to allow it to determine the amount of withholding to be collected and to collect and process such withholding.

Term of 2011 Plan. Unless earlier terminated by the Board, the authority of the Compensation Committee to make grants under the 2011 Plan will terminate on the date that is ten years after the date upon which the Board adopted the 2011 Plan.

Amendment and Termination. The Board may suspend, amend or terminate the 2011 Plan; provided, however, that Groupon’s stockholders will be required to approve any amendment (i) to the extent required by law or the NASDAQ rules; or (ii) that would alter the 2011 Plan’s provisions restricting Groupon’s ability to grant options and SARs with an exercise price that is not less than the fair market value of the underlying options or SARs with an exercise price that is not less than the fair market value of the underlying Class A common stock.

Awards granted prior to a termination of the 2011 Plan will continue in accordance with their terms following such termination. No amendment, suspension or termination of the 2011 Plan will adversely affect the rights of a participant in awards previously granted without such participant’s consent.

Certain Federal Income Tax Consequences. The following is a general description of certain significant United States federal income tax consequences, under the Code, as in effect on the date of this summary, applicable to Groupon and participants in connection with awards under the 2011 Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award constitutes nonqualified deferred compensation and fails to comply with Section 409A of the Code, the award will be subject to immediate taxation and tax penalties in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes.

The grant of options under the 2011 Plan will not, in itself, result in the recipient of the option realizing taxable income or Groupon realizing an income tax deduction. However, the transfer of shares to an option holder upon exercise of the option may or may not give rise to taxable income to the option holder and a tax deduction for Groupon, depending upon whether such option is a NSO or an ISO.

The exercise of a NSO by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for Groupon, in the amount equal to the excess of fair market value of the shares received at the time of exercise over the exercise price. Any gain that the option holder recognizes when he or she later sells or disposes of the shares will be short-term or long-term capital gain, depending on how long the shares were held.

In general, for purposes of the alternative minimum tax under the United States tax laws, the excess of the fair market value of the shares acquired upon exercise of an ISO (determined at the time of exercise) over the exercise price of the ISO will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares received pursuant to the exercise of the ISO within the earlier of: (i) two years after the date of the grant of the ISO, or (ii) one year after the date of exercise, a subsequent sale of such shares will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to Groupon.

If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise or such recipient disposes of shares acquired upon exercise of the ISO within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) fair market value of such shares on the date of exercise over the exercise price and (ii) the amount realized upon disposition over the exercise price. In such event, Groupon generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

The granting of SARs does not, in itself, result in taxable income to the recipient of a SAR or a tax deduction for Groupon. Upon exercise of a SAR, the amount of any cash and/or the fair market value of any of our shares received as of the exercise date are taxable to the participant as ordinary income and deductible by Groupon.

A participant will not recognize any taxable income upon the award of shares of restricted stock which are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock, if any, prior to the lapse of restrictions applicable to that stock, or dividend equivalents paid with respect to unvested restricted stock units, will be taxable as compensation income to the participant.

Generally, a participant will recognize taxable ordinary income in connection with restricted shares when the shares become transferable and are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares at the time such restrictions lapse. However, a participant may elect to recognize taxable ordinary income upon the award date of restricted stock based on the fair market value of the shares subject to the award on the date of the award. If a participant makes such an election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse.

Assuming compliance with the applicable reporting requirements, Groupon will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the same taxable year that the participant recognizes that ordinary income. The granting of restricted stock units does not result in taxable income to the recipient of a restricted stock unit or a tax deduction for Groupon. The amount of cash received or the then-current fair market value of shares received upon vesting of the restricted stock unit is taxable to the recipient as ordinary income and deductible by Groupon.

The granting of full value awards (such as restricted stock units and performance share units) or cash incentive awards subject to performance conditions generally should not result in the recognition of taxable income by the recipient or a tax deduction by Groupon. The payment or settlement of any such award should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash received or the then-current fair market value of the shares received, and a corresponding tax deduction by Groupon. If shares or any portion of the cash settlement covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and Groupon will be similar to the tax consequences of restricted stock awards, previously described. If the award consists of unrestricted shares, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and we will be entitled to a corresponding tax deduction.

Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2011 Plan in connection with a “change of control” may be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and Groupon would be denied a tax deduction for the excess parachute payment.

What benefits will be received by our directors, officers and employees under the 2011 Plan, as amended?

New Plan Benefits

Other than the annual grant of restricted stock units and the award of deferred stock units to our non-employee directors under our Non-Employee Directors’ Compensation Plan (as set forth in the table below), equity-based or cash compensation awards to be granted in the future to eligible individuals, including current and future employees, officers and directors, under the 2011 Plan as amended cannot be determined at this time, as actual awards will be made at the discretion of the Compensation Committee. For an understanding of the equity-based compensation awards made in the past to our executives under the 2010 Plan and 2011 Plan, see the Grants of Plan-Based Awards in Fiscal Year 2011 table and the Outstanding Equity Awards at 2011 Fiscal Year-End table.

Name and Position	Dollar Value of RSUs		Number of RSUs		Dollar Value of Deferred Stock Units		Number of Deferred Stock Units
Executive Group	N/A		N/A		N/A		N/A
Non-Employee Director Group	600,000	(1)	76,531	(2)	600,000	(3)	76,531	(4)
Non-Executive Officer Employee Group	N/A		N/A		N/A		N/A

(1)	For 2014, each of our non-employee directors will receive a restricted stock unit award equal in value to $100,000 on the grant date, exclusive of Committee Chair retainer.

(2)	Estimated, using the closing price per share of Class A common stock of $7.84 on March 31, 2014 (solely for purposes of demonstration).

(3)	Calculated based on the percentage of each non-employee director’s annual cash retainer that he or she elected to defer into a quarterly award of deferred stock units for 2014, exclusive of committee chair retainer. Directors may or may not elect to defer their cash retainer each year.

(4)	Estimated, using the closing price per share of Class A common stock of $7.84 on March 31, 2014 (solely for purposes of demonstration).

What happens if the amendment to the 2011 Plan does not receive stockholder approval?

If we do not obtain requisite stockholder approval of the amendment to our 2011 Plan as described above, the current 2011 Plan will remain in effect.

What is the voting requirement to approve this proposal?

Approval of this proposal will require the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the annual meeting and entitled to be voted on this proposal. Voters represented by abstentions will be included in the number of shares present and entitled to vote on this proposal and, accordingly, will have the effect of a vote “AGAINST” this proposal. Broker non-votes will not be considered as present and entitled to vote on this proposal. Therefore, a broker non-vote will not be counted and will have no effect on this proposal other than to reduce the number of affirmative votes required to approve this proposal.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends a vote FOR the Amendment to the Groupon Inc. 2011 Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about shares of our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2013, including our 2008 Stock Option Plan, our 2010 Stock Plan, our 2011 Incentive Plan, and our Employee Stock Purchase Plan. No warrants are outstanding under any of the foregoing plans. We refer to these plans and grants collectively as our Equity Compensation Plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		(c) Number of Securities Remaining Available for Future Issuance Under equity Compensation Plans (Excluding Securities reflected in Column (a))
Equity compensation plans approved by security holders	45,226,142	(1)	1.11	(2)	28,772,712	(3)

Equity compensation plans not approved by security holders	0		0		0

Total	45,226,142		$1.11		28,772,712

(1)	This amount includes the following:

•	3,355,054 shares that may be issued in connection with outstanding stock options.

•	41,745,732 shares that may be issued in connection with stock awards.

•	125,356.012 shares that may be issued in connection with directors’ deferred stock awards.

(2)	Indicates a weighted average price for 3,355,054 outstanding options under our 2008 Stock Option Plan and our 2010 Stock Plan.

(3)	As of December 31, 2013, 19,547,000 shares remained available for issuance under the 2011 Incentive Plan and 9,225,712 shares available for future issuance under the Employee Stock Purchase Plan. Permissible awards under the 2011 incentive Plan include stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards, including awards where vesting, granting, or settlement of which is contingent upon the achievement of specified performance goals, called “performance awards” and cash incentive awards.

PROPOSALS OF STOCKHOLDERS FOR 2015 ANNUAL MEETING

Stockholders who wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting must submit their proposals so that they are received at Groupon’s principal executive offices no later than the close of business (5:30 p.m. Central Time) on December 11, 2014. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.

In order to be properly brought before the 2015 annual meeting of stockholders, a stockholder’s notice of a matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to the Corporate Secretary of Groupon at its principal executive offices not less than 90 nor more than 120 days before the first anniversary of the date of the on which Groupon first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. As a result, any notice given by a stockholder pursuant to these provisions of our Bylaws must be received no earlier than December 11, 2014, and no later than the close of business (5:30 p.m. Central Time) on January 10, 2015, unless our Annual Meeting date occurs more than 30 days before or 60 days after May 20, 2015. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2015 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or the 10th day following the day on which we first make a public announcement of the date of the meeting.

To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our Bylaws. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaw and SEC requirements. Groupon will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaw and SEC requirements for submitting a proposal or nomination.

Notices of intention to present proposals at the 2015 annual meeting of stockholders must be addressed to: Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

DATED: Chicago, Illinois, April 10, 2014.

Appendix A

GROUPON, INC. 2011 INCENTIVE PLAN

AS AMENDED AND RESTATED

EFFECTIVE AS OF May 20, 2014

SECTION 1

General

1.1 Purpose. Groupon, Inc., a Delaware corporation (“Groupon”), has established the Plan to advance the interests of Groupon and the Subsidiaries (collectively, the “Company”) by providing a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents, and other persons providing services to the Company through the acquisition of a larger personal financial interest in Groupon.

1.2 Effect on Prior Plan. No further awards will be made under the GROUPON, INC. 2010 Stock Plan, as amended from time to time (the “2010 Plan”), following the Effective Date and the consummation of Groupon’s initial public offering.

SECTION 2

Defined Terms

The meaning of capitalized terms used in the Plan are set forth below if not otherwise defined in the text of the Plan.

(a) “Affiliate” will have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

(b) “Agreement” will have the meaning set forth in subsection 9.9.

(c) “Approval Date” means the date on which the Plan is approved by Groupon’s stockholders.

(d) “Award” means any award described in Sections 6 through 8 of the Plan.

(e) “Beneficiary” means, unless otherwise provided in the award agreement, the person(s) or entity designated by the Participant in the most recent written beneficiary designation form filed with the Company or its designee to receive the benefits under a Participant’s Award specified under the Plan upon the Participant’s death; or, if there is no designated beneficiary or surviving designated beneficiary, the legal representative of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s Award.

(f) “Board” means the Board of Directors of Groupon.

(g) “Cash Incentive Award” has the meaning set forth in subsection 8.1.

(h) “Change in Control” means the occurrence of any of the following

(1) an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of Groupon immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Board members or, in the case of an Ownership Change Event described in clause (iii) of the definition of Ownership Change Event, the entity to which the assets of Groupon were transferred (the “Transferee”), as the case may be; or

(2) approval by the stockholders of a plan of complete liquidation or dissolution of Groupon;

provided, however, that a Change in Control shall be deemed not to include a transaction described in clauses (1) or (2) of this definition in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own Groupon or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of Groupon or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

For purposes of this definition, an “Ownership Change Event” means the occurrence of any of the following with respect to Groupon: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of Groupon of securities of Groupon representing more than fifty percent (50%) of the total combined voting power of Groupon’s then-outstanding securities entitled to vote generally in the election of Board members; (ii) a merger or consolidation in which Groupon is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of Groupon (other than a sale, exchange or transfer to one or more Subsidiaries).

For purposes of this definition, an “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of Groupon).

(i) “Code” means the United States Internal Revenue Code of 1986, as amended, and references to any provision of the Code will be deemed to include successor provisions and regulations.

(j) “Committee” has the meaning set forth in subsection 4.1.

(k) “Effective Date” has the meaning set forth in subsection 9.1.

(l) “Eligible Individual” means any officer, director, or other employee of Groupon or a Subsidiary, consultants, independent contractors or agents of Groupon or a Subsidiary, and persons who are expected to become officers, employees, directors, consultants, independent contractors or agents of Groupon or a Subsidiary, including in each case, directors who are not employees of Groupon or a Subsidiary.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Expiration Date” has the meaning set forth in subsection 6.9.

(o) “Fair Market Value” of a Share means, as of any date on which the Shares are listed or quoted on a national or regional securities exchange or quotation system, and except as otherwise provided by the Committee, the closing sale price of a Share as reported on such national or regional securities exchange or quotation system. For purposes of determining the Fair Market Value of Shares that are sold pursuant to a cashless exercise program, Fair Market Value will be the price at which such Shares are sold. If, as of any date, Shares are not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a Share shall be as determined by the Committee in good faith without regard to any restriction other than a restriction that, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A of the Code.

(p) “Full Value Award” has the meaning set forth in subsection 7.1(a).

(q) “Incentive Stock Option” means an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422 of the Code.

(r) “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(s) “Option” has the meaning set forth in subsection 6.1(a).

(t) “Outside Director” means a director of Groupon who is not an officer or employee of Groupon or any Subsidiary.

(u) “Participant” will have the meaning set forth in Section 3.

(v) “Performance-Based Compensation” will have the meaning set forth in subsection 7.3.

(w) “Performance Criteria” means performance targets based on one or more of the following criteria: (i) revenues or net revenues; (ii) operating profit or margin; (iii) expenses, operating expenses, marketing and administrative expense, restructuring or other special or unusual items, interest, tax expense, or other measures of savings; (iv) operating earnings, earnings before interest, taxes, depreciation, or amortization, net earnings, earnings per share (basic or diluted) or other measure of earnings; (v) cash flow, including cash flow from operations, investing, or financing activities, before or after dividends, investments, or capital expenditures; (vi) balance sheet performance, including debt, long or short term, inventory, accounts payable or receivable, working capital, or stockholders’ equity; (vii) return measures, including return on invested capital, sales, assets, or equity; (viii) stock price performance or stockholder return; (ix) economic value created or added; (x) implementation or completion of critical projects, including acquisitions, divestitures, and other ventures, process improvements, attainment of other strategic objectives, including market penetration, geographic expansion, product development, regulatory or quality performance, innovation or research goals, or the like. In each case, performance may be measured (A) on an aggregate or net basis; (B) before or after tax or cumulative effect of accounting changes; (C) relative to other approved measures, on an aggregate or percentage basis, over time, or as compared to performance by other companies or groups of other companies; or (D) by product, product line, business unit or segment, or geographic unit. The performance targets may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Where applicable, each of the foregoing performance targets will be determined in accordance with generally accepted accounting principles and will be subject to certification by the Committee; provided that the Committee will have the authority to exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual, special, or non-recurring events and the cumulative effects of tax or accounting principles as identified in the financial results filed with or furnished to the Securities and Exchange Commission.

(x) “Person” will have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term will not include (i) Groupon or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of Groupon or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of Groupon in substantially the same proportions as their ownership of stock of Groupon.

(y) “Plan” means this Groupon, Inc. 2011 Incentive Plan, as it may be duly amended from time to time.

(z) “SAR” or “Stock Appreciation Right” has the meaning set forth in subsection 6.1(b).

(aa) “Share” means a share of Class A common stock, $0.0001 par value, of Groupon.

(bb) “Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which a controlling interest in such entity is owned, directly or indirectly, by Groupon (or by any entity that is a successor to Groupon), and any other business venture designated by the Committee in which Groupon (or any entity that is a successor to Groupon) has, directly or indirectly, a significant interest (whether through the ownership of securities or otherwise), as determined in the discretion of the Committee. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an Incentive Stock Option, “Subsidiary” means a corporation that is a subsidiary of Groupon within the meaning of Section 424(f) of the Code.

(cc) “Substitute Award” means an Award granted or Shares issued by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by the Company or any Subsidiary of the Company or with which the Company or a Subsidiary combines.

(dd) “Termination Date” means the date on which a Participant both ceases to be an employee of the Company and ceases to perform material services for the Company (whether as a director or otherwise), regardless of the reason for the cessation; provided that a “Termination Date” will not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by Groupon or the Subsidiary which was the recipient of the Participant’s services; and provided, further that, with respect to an Outside Director, “Termination Date” means date on which the Outside Director’s service as an Outside Director terminates for any reason.

SECTION 3

Participation

Subject to the terms and conditions of the Plan, a “Participant” in the Plan is any Eligible Individual to whom an Award is granted under the Plan. Subject to the terms and conditions of the Plan, the Committee will determine and designate, from time to time, from among the Eligible Individuals those persons who will be granted one or more Awards under the Plan. Subject to the terms and conditions of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan and more than one Award may be granted to a Participant. Except as otherwise agreed by Groupon and the Participant, or except as otherwise provided in the Plan, an Award under the Plan will not affect any previous Award under the Plan or an award under any other plan maintained by Groupon or any Subsidiary.

SECTION 4

Committee

4.1 Administration By Committee. The authority to control and manage the operation and administration of the Plan will be vested in the committee described in subsection 4.2 (the “Committee”) in accordance with this Section 4. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

4.2 Selection of Committee. So long as Groupon is subject to Section 16 of the Exchange Act, the Committee will be selected by the Board and will consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act and will be comprised of persons who are independent for purposes of applicable stock exchange listing requirements. Any Award granted under the Plan that is intended to constitute Performance-Based Compensation (including Options and SARs) will be granted by a Committee consisting solely of two or more “outside directors” within the meaning of Section 162(m) of the Code and applicable regulations; provided, however, that as of the Effective Date and continuing thereafter unless and until otherwise specified by the Board, the Committee will be the Compensation Committee of the Board.

Notwithstanding any other provision of the Plan to the contrary, with respect to any Awards to Outside Directors, the Committee for purposes of this Section 4 will be the Board.

4.3 Powers of Committee. The authority to manage and control the operation and administration of the Plan will be vested in the Committee, subject to the following:

(a) Subject to the provisions of the Plan (including subsection 4.3(e)), the Committee will have the authority and discretion to (i) select Eligible Individuals who will receive Awards under the Plan, (ii) determine the time or times of receipt of Awards, (iii) determine the types of Awards and the number of Shares covered by the Awards, (iv) establish the terms, conditions, performance targets, restrictions, and other provisions of such Awards, (v) modify the terms of, cancel, or suspend Awards; (vi) reissue or repurchase Awards, and (vii) accelerate the exercisability or vesting of any Award. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective individual, the individual’s present and potential contribution to Groupon’s or a Subsidiary’s success and such other factors as the Committee deems relevant.

(b) Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

(c) Subject to the provisions of the Plan, the Committee will have the authority and discretion to conclusively interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, to remedy any defect or omission and reconcile any inconsistency in the Plan or any Award, and to make all other determinations that may be necessary or advisable for the administration of the Plan including the termination thereof.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination will be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted is expressly stated in the Agreement reflecting the Award and is permitted by applicable law).

4.4 Delegation by Committee. Except to the extent prohibited by applicable law or the rules of any stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, except that Awards to individuals who are designated as “officers” under Rule 16a-1(f) of the Exchange Act may be made solely by the Committee. Any such allocation or delegation may be revoked by the Committee at any time.

4.5 Information to be Furnished to Committee. The Company will furnish the Committee such data and information as may be required for it to discharge its duties. The records of the Company as to an individual’s employment or provision of services, termination of employment or cessation of the provision of services, leave of absence, reemployment and compensation will be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

4.6 Liability and Indemnification of Committee. No member or authorized delegate of the Committee will be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor will Groupon or any Subsidiary be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of Groupon or a Subsidiary. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, will be indemnified by Groupon against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification will not duplicate but may supplement any coverage available under any applicable insurance.

SECTION 5

Shares Reserved and Limitations

5.1 Shares and Other Amounts Subject to the Plan. The Shares for which Awards may be granted under the Plan will be subject to the following:

(a) The Shares with respect to which Awards may be made under the Plan will be shares currently authorized but unissued or currently held or subsequently acquired by Groupon as treasury shares, including shares purchased in the open market or in private transactions.

(b) Subject to the provisions of subsection 5.2, the number of Shares which may be issued with respect to Awards under the Plan will be equal to Sixty Five Million (65,000,000) 100 Million (100,000,000) Shares, plus all Shares that are or become available for issuance under the 2010 Plan following the consummation of Groupon’s initial public offering (the “Share Pool”). Except as otherwise provided herein, any Shares subject to an Award under this Plan which for any reason expires or is forfeited, cancelled, surrendered, or terminated without issuance of Shares will again be available under the Plan. Shares subject to an Award under the Plan will again be made available for issuance under the Plan if such Shares are: (i) Shares that were subject to a stock-settled SAR and were not issued or delivered upon the net settlement of such SAR; and (ii) Shares delivered to or withheld by Groupon to pay the exercise price or the withholding taxes related to outstanding Awards.

(c) Substitute Awards will not reduce the Shares that may be issued under the Plan or that may be covered by Awards granted to any one Participant during any calendar year pursuant to subsection 5.1(e) or subsection 5.1(f).

(d) Except as expressly provided by the terms of this Plan, the issuance by Groupon of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefore or upon conversion of shares or obligations of Groupon or any Subsidiary convertible into such shares or other securities, will not affect, and no adjustment by reason thereof, will be made with respect to Awards then outstanding hereunder.

(e) Subject to the following provisions of this subsection 5.1, the maximum number of Shares that may be delivered to Participants and their Beneficiaries with respect to Incentive Stock Options under the Plan will be Thirty Million (30,000,000); provided, however, that to the extent that shares not delivered must be counted against this limit as a condition of satisfying the rules applicable to Incentive Stock Options, such rules will apply to the limit on Incentive Stock Options granted under the Plan.

(f) The maximum number of Shares that may be covered by Awards granted to any one Participant during any one calendar-year period pursuant to this Plan will be Seven and One Half Million (7,500,000). For purposes of this subsection 5.1(g), if an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each Share will be counted as covering but one Share for purposes of applying the limitations of this subsection 5.1(f).

5.2 Adjustments to Shares. In the event there is a change in the capital structure of the Company as a result of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off or other similar corporate change, or any distribution to stockholders holding Shares other than regular cash dividends, the Committee shall make an equitable adjustment (in the manner and form determined in the Committee’s sole discretion) in the number of Shares and forms of the Awards authorized to be granted under the Plan, including any limitation imposed on the number of Shares of Common Stock with respect to which an Award may be granted in the aggregate under the Plan or to any Participant, and make appropriate adjustments (including exercise price) to any outstanding Awards.

SECTION 6

Options and SARS

6.1 Definitions.

(a) The grant of an “Option” under the Plan entitles the Participant to purchase Shares at an Exercise Price established by the Committee at the time the Option is granted. Options granted under this Section 6 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee; provided, however, that Incentive Stock Options may only be granted to employees of Groupon or a Subsidiary. An Option will be deemed to be a Non-Qualified Stock Option unless it is specifically designated by the Committee as an Incentive Stock Option.

(b) A grant of a “stock appreciation right” or “SAR” entitles the Participant to receive, in cash or Shares (as determined in accordance with the terms of the Plan), value equal to the excess of: (i) the Fair Market Value of a specified number of Shares at the time of exercise; over (ii) an Exercise Price established by the Committee at the time of grant.

(c) An Option may but need not be in tandem with an SAR, and an SAR may but need not be in tandem with an Option (in either case, regardless of whether the original award was granted under this Plan or another plan or arrangement). If an Option is in tandem with an SAR, the Exercise Price of both the Option and SAR will be the same, and the exercise of the Option or SAR with respect to a Share will cancel the corresponding tandem SAR or Option right with respect to such share.

6.2 Eligibility. The Committee will designate the Participants to whom Options or SARs are to be granted under this Section 6 and will determine the number of Shares subject to each such Option or SAR and the other terms and conditions thereof, not inconsistent with the Plan.

6.3 Agreement. Each grant of an Option or a SAR under the Plan will be evidenced and governed exclusively by a written Agreement between the Participant and the Company. Such Option or SAR will be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the Agreement (including without limitation any performance conditions). The provisions of the various Agreements entered into under the Plan need not be identical. With respect to Options, the Agreement will also specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option.

6.4 Limits on Incentive Stock Options. If the Committee grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code.

6.5 Exercise Price. The “Exercise Price” of an Option or SAR will be established by the Committee at the time the Option or SAR is granted; provided, however, (a) in no event will such price be less than 100% of the Fair Market Value of a Share on such date and (b) no Incentive Stock Option granted to a Ten Percent Stockholder within the meaning of Section 422(b)(6) of the Code shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a Share on such date.

6.6 Exercise/Vesting. Except as otherwise expressly provided in the Plan, an Option or SAR granted under the Plan will be exercisable in accordance with the following:

(a) An Option or SAR granted under this Section 6 will be exercised, in whole or in part (but with respect to whole Shares only) by giving notice to Groupon or its designee prior to the Expiration Date applicable thereto. Such notice will specify the number of Shares being exercised and such other information as may be required by the Committee or its designee.

(b) No Option or SAR may be exercised prior to the date on which it is exercisable (or vested) or after the Expiration Date.

(c) The terms and conditions relating to exercise and vesting of an Option or SAR will be established by the Committee to the extent not inconsistent with the Plan, and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise or the achievement of Share ownership objectives by the Participant. Notwithstanding the foregoing, in no event will an Option or SAR granted to any employee become exercisable or vested prior to the first anniversary of the date on which it is granted (subject to acceleration of exercisability and vesting, to the extent permitted by, and subject to such terms and conditions determined by the Committee, in the event of the Participant’s death, disability, retirement, or involuntary termination or in connection with a change in control).

6.7 Method of Exercise; Payment of Exercise Price. A Participant may exercise an Option (i) by giving notice to the Committee or its designee specifying the number of whole Shares to be purchased and accompanying such notice with payment therefor in full, and without any extension of credit, either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Committee or its designee) to the Committee or its designee of previously owned whole Shares having a Fair Market Value, determined as of the date immediately preceding the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Committee to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, provided that the Committee determines that such withholding of Shares does not cause the Company to recognize an increased compensation expense under applicable accounting principles, (D) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the Participant has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C) and (ii) by executing such documents as the Committee may reasonably request. Any fraction of a Share which would be required to pay such purchase price will be disregarded and the remaining amount due will be adjusted through the federal tax withholding mechanism. No Shares will be issued and no certification representing Common Stock will be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 9.5, have been paid.

6.8 Post-Exercise Limitations. The Committee, in its discretion, may provide in an Award such restrictions on Shares acquired pursuant to the exercise of an Option as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, Share ownership by the Participant and such other factors as the Committee determines to be appropriate.

6.9 No Repricing. Except for adjustments pursuant to subsection 5.2 (Adjustments to Shares) or reductions of the Exercise Price approved by Groupon’s stockholders, the Exercise Price for any outstanding

Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the Plan be surrendered to Groupon as consideration for the grant of a new Award, cash, or replacement Option or SAR with a lower exercise price. In addition, no repricing of an Option or SAR will be permitted without the approval of Groupon’s stockholders if such approval is required under the rules of any stock exchange on which Shares are listed; provided, however, that the foregoing prohibition shall not apply to the actions permitted under subsection 9.2 (Change in Control).

6.10 Expiration Date. The “Expiration Date” with respect to an Option or SAR means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that in no event will the Expiration Date of an Option or SAR be later than the date that is ten years after the date on which the Option or SAR is granted (or such shorter period required by law or the rules of any stock exchange). No Incentive Stock Option granted to a Ten Percent Stockholder within the meaning of Section 422(b)(6) of the Code shall be exercisable after the expiration of five (5) after the effective date of grant of such Option.

SECTION 7

Full Value Awards

7.1 Definitions.

A “Full Value Award” is a grant of one or more Shares or a right to receive one or more Shares in the future (including restricted shares, restricted share units, deferred shares, deferred share units, performance shares and performance share units), with such grant subject to one or more of the following, as determined by the Committee:

(a) The grant may be in consideration of a Participant’s previously performed services, or surrender of other compensation that may be due.

(b) The grant may be contingent on the achievement of performance or other objectives during a specified period.

(c) The grant may be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant or achievement of performance or other objectives.

(d) The grant may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to dividend or dividend equivalent rights and deferred payment or settlement.

7.2 Agreement. Each grant of a Full Value Award under the Plan will be evidenced and governed exclusively by a written Agreement between the Participant and the Company. Such Full Value Award will be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the Agreement (including without limitation any performance conditions). The provisions of the various Agreements entered into under the Plan need not be identical.

7.3 Performance-Based Full Value Awards. Any Full Value Award granted to any Participant may constitute “Performance-Based Compensation” within the meaning of Section 162(m) of the Code and regulations thereunder. If any such award is intended to satisfy the requirements for Performance-Based Compensation under Section 162(m) of the Code, then to the extent required by Section 162(m), any Full Value Award so designated will be conditioned on the achievement of one or more performance targets as determined by the Committee and the following additional requirements will apply:

(a) The performance targets established for the performance period established by the Committee will be objective (as that term is described in regulations and other guidance under Section 162(m) of the Code), and will be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance targets is substantially uncertain. The performance targets established by the Committee will be based on one or more of the Performance Criteria.

(b) A Participant otherwise entitled to receive a Full Value Award for any performance period will not receive a settlement or payment of the Award until the Committee has determined that the applicable performance target(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this subsection 7.3(b), such exercise of discretion may not result in an increase in the amount of the payment unless such discretion is exercised pursuant to Section 9.2 hereof.

(c) Except as otherwise provided by the Committee, if a Participant’s Termination Date occurs because of death or disability, the Participant’s Full Value Award will become vested without regard to whether the Full Value Award would be Performance-Based Compensation.

Nothing in this Section 7 will preclude the Committee from granting Full Value Awards under the Plan or the Committee, Groupon or any Subsidiary from granting any cash incentive awards outside of the Plan that are not intended to be Performance-Based Compensation; provided, however, that to the extent that the provisions of this Section 7 reflect the requirements applicable to Performance-Based Compensation, such provisions will not apply to the portion of the Award, if any, that is not intended to constitute Performance-Based Compensation.

SECTION 8

Cash Incentive Awards

8.1 Grant of Cash Incentive Awards. Subject to the terms of the Plan, the Committee may grant to a Participant the right to receive a payment in cash (or, in the discretion of the Committee, in Shares equivalent in value to the cash otherwise payable) at any time and from time to time, as determined by the Committee (“Cash Incentive Award”). Each Cash Incentive Award will have a value as determined by the Committee, and the Committee may subject an Award to Performance Criteria or any other conditions, restrictions or contingencies, as determined in the Committee’s discretion. Payment of earned Cash Incentive Awards will be as determined by the Committee and evidenced in the Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Cash Incentive Awards in the form of cash or Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Award. The determination of the Committee with respect to the time and form of payout of such Awards will be set forth in the Agreement pertaining to the grant of the Award.

8.2 Performance-Based Cash Incentive Awards. Any Cash Incentive Award granted to any Participant may constitute “Performance-Based Compensation” within the meaning of Section 162(m) of the Code and regulations thereunder. If any such award is intended to satisfy the requirements for Performance-Based

Compensation under Section 162(m) of the Code, then to the extent required by Section 162(m), any Cash Incentive Award so designated will be conditioned on the achievement of one or more performance targets as determined by the Committee and the following additional requirements will apply:

(a) The performance targets established for the performance period established by the Committee will be objective (as that term is described in regulations under Section 162(m) of the Code), and will be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance targets is substantially uncertain. The performance targets established by the Committee will be based on one or more of the Performance Criteria.

(b) A Participant otherwise entitled to receive a Cash Incentive Award for any performance period will not receive a settlement or payment of the Award until the Committee has determined that the applicable performance target(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this subsection 8.2, such exercise of discretion may not result in an increase in the amount of the payment, unless such discretion is exercised pursuant to Section 9.2 hereof.

(c) Except as otherwise provided by the Committee, if a Participant’s Termination Date occurs because of death or disability, the Participant’s Cash Incentive Award will become vested without regard to whether the Cash Incentive Award would be Performance-Based Compensation.

(d) The maximum amount payable pursuant to a Cash Incentive Award to any Participant in any calendar year is Five Million ($5,000,000).

Nothing in this Section 8 will preclude the Committee from granting Cash Incentive Awards under the Plan or the Committee, Groupon or any Subsidiary from granting any cash incentive awards outside of the Plan that are not intended to be Performance-Based Compensation; provided, however, that to the extent that the provisions of this Section 8 reflect the requirements applicable to Performance-Based Compensation, such provisions will not apply to any Cash Incentive Award that is not intended to constitute Performance-Based Compensation. Except as otherwise provided in the applicable program or arrangement, distribution of any Cash Incentive Awards by the Company for a performance period ending in a calendar year will be made to the Participant not later than March 15 of the following calendar year.

SECTION 9

Operation and Administration

9.1 Effective Date and Approval Date. The Plan will be effective as of the date it is adopted by the Board (the “Effective Date”). The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any Shares awarded under it are outstanding and not fully vested; provided, however, that no new Awards will be made under the Plan on or after the tenth anniversary of the date on which the Plan is adopted by the Board. No Option that is intended to be an Incentive Stock Option may be granted under the Plan until the Approval Date. If the Approval Date does not occur within twelve months after the Effective Date, then no Options that are intended to be Incentive Stock Options may be granted under the Plan.

9.2 Change in Control. (a) Notwithstanding any provision of this Plan or any Agreement, in the event of a Change in Control, the Board (as constituted prior to such Change in Control) may, in its discretion:

(i) require that (A) some or all outstanding Options and SARs will immediately become exercisable in full or in part, (B) the vesting period applicable to some or all outstanding restricted shares and restricted stock units will lapse in full or in part, (C) the performance period applicable to some or all outstanding Awards will lapse in full or in part, or (D) the performance targets applicable to some or all outstanding Awards will be deemed to be satisfied at the target, maximum or any other level;

(ii) require that shares of common stock of the company resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the Shares subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as determined by the Board in accordance with Section 5.2;

(iii) require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (x) in the case of an Option or a SAR, the number of Shares then subject to the portion of such Option or SAR surrendered, to the extent such Option or SAR is then exercisable or becomes exercisable pursuant to Section 6.5 above, multiplied by the excess, if any, of the Fair Market Value (or the Change in Control price, as applicable) of a Share as of the date of the Change in Control, over the purchase price or base price per Share subject to such Option or SAR, (y) in the case of restricted shares or restricted stock units, the number of Shares then subject to the portion of such Award surrendered, to the extent the vesting period and performance period, if any, on such Award have lapsed or will lapse pursuant to Section 7.2 above and to the extent that the performance targets, if any, have been satisfied or are deemed satisfied pursuant to Sections 7.2 or 7.3 above, multiplied by the Fair Market Value (or the Change in Control price, as applicable) of a Share as of the date of the Change in Control, and (z) in the case of performance shares and performance share units, the Fair Market Value (or the Change in Control price, as applicable) of the Shares then subject to the portion of such Award surrendered, to the extent the performance period applicable to such Award has lapsed or will lapse pursuant to Section 7.3 above and to the extent the performance targets applicable to such Award have been satisfied or are deemed satisfied pursuant to Section 7.3 above; (B) shares of common stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to Clause (B) above; and/or

(iv) take such other action as the Board deems appropriate, in its sole discretion.

9.3 Special Director Provisions. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Board, Awards to non-employee directors may be made in accordance with the terms of any Outside Director’s program adopted by the Board, and all such Awards will be deemed to be made under the Plan.

9.4 Limit on Distribution. Distribution of Shares or other amounts under the Plan will be subject to the following:

(a) Notwithstanding any other provision of the Plan, Groupon will have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

(b) In the case of a Participant who is subject to Sections 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

(c) To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

9.5 Withholding. All Awards and other payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied by one or more of the following means as determined by the Company in its sole discretion: (i) withholding from any wages or other cash compensation paid to the Participant by the Company, (ii) surrender of Shares which the Participant already owns or to which the Participant is otherwise entitled under the Plan, (iii) withholding from the proceeds of the sale of Shares owned by the Participant, or (iv) any other method of withholding authorized by the Committee; provided, however, with the consent of the Committee, previously-owned Shares that have been held by the Participant or Shares to which the Participant is entitled under the Plan may only be used to satisfy the minimum tax withholding required by applicable law (or other rates that will not have a negative accounting impact).

9.6 Transferability. Awards under the Plan are not transferable except to the Participant’s Beneficiary upon the death of the Participant. To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection 9.6, the Committee may permit Awards under the Plan to be transferred to or for the benefit of the Participant’s family (including, without limitation, to a trust or partnership for the benefit of a Participant’s family), subject to such procedures as the Committee may establish. In no event will an Incentive Stock Option be transferable to the extent that such transferability would violate the requirements applicable to such option under Section 422 of the Code.

9.7 Notices. Any notice or document required to be filed with the Committee or the Company under the Plan must be writing and will be properly filed if delivered or mailed to the Company’s Legal Department at Groupon’s principal executive offices. If intended for the Participant, notices shall be delivered personally or shall be addressed (if sent by mail) to the Participant’s then current residence address as shown on the Company’s records, or to such other address as the Participant directs in a notice to the Company, or shall be delivered electronically to the Participant’s email address as shown on the Company’s records. All notices shall be deemed to be given on the date received at the address of the addressee or, if delivered personally or electronically, on the date delivered. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan through an on-line or electronic system established and maintained by the Company or its designee. The Company may, by written notice to affected persons, revise its notice procedures from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

9.8 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, will be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee requires.

9.9 Agreement With Groupon or Subsidiary. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with Groupon or the Subsidiary, as applicable (the “Agreement”), in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

9.10 Limitation of Implied Rights.

(a) Neither a Participant nor any other person will, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including without limitation, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant will have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company. Nothing contained in the Plan constitutes a guarantee by the Company or any Subsidiary that the assets of such companies will be sufficient to pay any benefits to any person.

(b) The Plan does not constitute a contract of employment or continued service, and selection as a Participant will not give any employee the right to be retained in the employ or service of the Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan will confer upon the holder thereof any right as a stockholder of Groupon prior to the date on which the Participant fulfills all service requirements and other conditions for receipt of such rights and Shares are registered in the Participant’s name. Without limiting the generality of the foregoing, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of restricted stock granted under the Plan may be granted the right to exercise full voting rights with respect to those Shares during the vesting period. A Participant will have no voting rights with respect to any restricted stock units granted hereunder.

(c) During the vesting period, Participants holding Shares of restricted stock, restricted stock units, performance Shares or performance share units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including, but not limited to, cash or Shares.

9.11 Forfeiture Events. The Committee may specify in an Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but are not limited to, termination of employment for cause, violation of material Company, Affiliate or Subsidiary policy, breach of noncompetition, non-solicitation or confidentiality provisions that apply to the Participant, a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates or the Subsidiaries.

9.12 Clawback Policy. Any compensation earned or paid pursuant to this Plan is subject to forfeiture, recovery by the Company or other action pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

9.13 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

9.14 Action by Groupon or Subsidiary. Any action required or permitted to be taken by Groupon or any Subsidiary will be by resolution of its board of directors or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of Groupon.

9.15 Gender and Number. Where the context allows, words in any gender include any other gender, words in the singular include the plural and the plural includes the singular, and the term “or” also means “and/or” and the term “including” means “including but not limited to”.

9.16 Applicable Law. The validity, interpretation, instruction, performance, enforcement and remedies of or relating to this Plan and any Agreement, and the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to the conflict of law principles, rules or statutes of any jurisdiction.

9.17 Foreign Participants. Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan. In furtherance of such purposes, the Committee may make such modifications, amendments, procedures and subplans as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which Groupon or a Subsidiary operates or has employees.

9.18 Construction. If any provision of the Plan or any Agreement relating to an Award intended to satisfy the requirements for Performance-Based Compensation under Section 162(m) of the Code does not comply or is inconsistent with such requirements of Section 162(m) of the Code, such provision will be construed or deemed amended to the extent necessary to conform to such requirements.

9.19 Creditor’s Rights. A holder of restricted stock units shall have no rights other than those of a general creditor of the Company. Restricted stock units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable restricted stock unit Agreement.

9.20 Fractional Shares. Under no circumstances will the Company be required to authorize or issue fractional shares and no consideration will be provided as a result of any fractional shares not be issued or authorized.

SECTION 10

Amendment and Termination

The Board may, at any time, amend or terminate the Plan, and the Board or the Committee may amend any Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living and if applicable, the Beneficiary), adversely affect the rights of any Participant or, if applicable, Beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board (or the Committee, if applicable), unless an amendment is required to conform the Plan or an Agreement to the requirements of applicable law; and further provided that adjustments pursuant to subsection 5.2 will not be subject to the foregoing limitations of this Section 10; and further provided no amendment will be made to the provisions of subsection 6.8 (relating to Option and SAR repricing) without the approval of Groupon’s stockholders; and provided further, that no other amendment will be made to the Plan without the approval of Groupon’s stockholders if the approval of Groupon’s stockholders of such amendment is required by law or the rules of any stock exchange on which Shares are listed.

SECTION 11

Sections 409A and 4999 of the Code

11.1 Intent to Comply with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary (for purposes of this section, “Plan” includes all Awards under the Plan), the Plan will be construed, administered or deemed amended as necessary to comply with the requirements of Section 409A of the Code to avoid taxation under Section 409A(a)(1) of the Code to the extent subject to Section 409A of the Code. The Committee, in its sole discretion, will determine the requirements of Section 409A of the Code applicable to the Plan and will interpret the terms of the Plan consistently therewith. Under no circumstances, however, will the Company or any Subsidiary or Affiliate or any of its employees, officers, directors, service providers or agents have any liability to any person for any taxes, penalties or interest due on amounts paid or payable under the Plan, including any taxes, penalties or interest imposed under Section 409A of the Code. Any payments to Award holders pursuant to this Plan are also intended to be exempt from Section 409A of the Code to the maximum extent possible, first, to the extent such payments are scheduled to be paid and are in fact paid during the short-term deferral period, as short-term deferrals pursuant to U.S. Treasury Regulation §1.409A-1(b)(4), and then, if applicable, under the separation pay exemption pursuant to U.S. Treasury Regulation §1.409A-1(b)(9)(iii), and for this purpose each payment will be considered a separate payment such that the determination of whether a payment qualifies as a short-term deferral will be made without regard to whether other payments so qualify and the determination of whether a payment qualifies under the separation pay exemption will be made without regard to any payments which qualify as short-term deferrals. To the extent any amounts under this Plan are payable by reference to an Award holder’s “termination of employment,” such term will be deemed to refer to the Award holder’s “separation from service,” within the meaning of Section 409A of the Code. Notwithstanding any other provision in this Plan, if an Award holder is a “specified employee,” as defined in Section 409A of the Code, as of the date of the Award holder’s separation from service, then to the extent any amount payable under this Plan (i) constitutes the payment of nonqualified deferred compensation, within the meaning of Section 409A of the Code, (ii) is payable upon the Award holder’s separation from service and (iii) under the terms of this Plan would be payable prior to the six-month anniversary of the Award holder’s separation from service, such payment will be delayed until the earlier to occur of (a) the six-month anniversary of the separation from service or (b) the date of the award holder’s death.

11.2 Prohibition on Acceleration of Payments. The time or schedule of any settlement or amount scheduled to be paid pursuant to the terms of the Plan or any Agreement may not be accelerated except as otherwise permitted under Section 409A of the Code and the guidance and Treasury regulations issued thereunder.

11.3 Excise Tax Under Section 4999 of the Code. Except as otherwise expressly provided in an employment, retention, change in control, severance or similar agreement between the Participant and the Company, if any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization. To aid the Participant in making any election called for under this subsection, no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described herein, the Company shall request a determination in writing by independent public accountants selected by the Company. As soon as practicable thereafter, such accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the accountants such information and documents as the accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the accountants charge in connection with their services contemplated by this subsection.

GROUPON, INC. 600 WEST CHICAGO AVENUE SUITE 400 CHICAGO, IL 60654

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Groupon, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:             M72540-P50772                       KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

GROUPON, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees in Proposal (1), and FOR Proposals (2), (3) and (4), as more fully described in the accompanying Proxy Statement.	☐	☐	☐
1. Election of Directors
Nominees:
01) Eric Lefkofsky 02) Peter Barris 03) Robert Bass 04) Daniel Henry	05) Jeffrey Housenbold 06) Bradley Keywell 07) Theodore Leonsis

						For	Against	Abstain
	2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2014.					☐	☐	☐
	3. To approve, on an advisory basis, the compensation of our executive officers.					☐	☐	☐
	4. To approve the amendment to the Groupon, Inc. 2011 Incentive Plan to increase the number of shares available under the plan.					☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

	Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)	Date

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M72541-P50772

GROUPON, INC.

Solicited by the Board of Directors for the

Annual Meeting of Stockholders on May 20, 2014

The undersigned hereby appoints Eric Lefkofsky, Jason Child and David Schellhase, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Groupon, Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at The Dana Hotel, 660 North State Street, Chicago, IL 60654, at 10:00 a.m., and any adjournment or postponement thereof, hereby ratifying all the said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side.

Important Notice: All meeting attendees may be asked to present a valid, government-issued photo identification card (federal, state or local), such as a driver’s license or passport, before entering the meeting. If the shares are held in street name with a bank or brokerage account and you plan to attend the annual meeting, please also bring a recent bank or brokerage statement showing owned shares of the Company on the record date March 31, 2014. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of Groupon, Inc.

Continued and to be signed on reverse side